Investment Manager

For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust, U.S. Small-Cap Value Trust,
 and Financial Services Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

For U.S. Small-Cap Value Trust:
   Brandywine Asset Management, Inc.
   Wilmington, DE

For Financial Services Fund:
   Gray, Seifert & Co., Inc.
   New York, NY

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, DC

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

            -------------------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000
LMF-013
8/01

                                QUARTERLY REPORT
                                 JUNE 30, 2001

                                   LEGG MASON
                                   INVESTORS
                                  TRUST, INC.

                                AMERICAN LEADING
                                COMPANIES TRUST

                                 BALANCED TRUST

                                 U.S. SMALL-CAP
                                  VALUE TRUST

                               FINANCIAL SERVICES
                                      FUND

                               PRIMARY CLASS AND
                                    CLASS A

                            [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Primary Class of the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of the Financial Services Fund.

  The following table summarizes key statistics for the respective classes of each Fund, as of June 30, 2001:

                                                                  3-Month          12-Month
                                                              Total Return(1)   Total Return(1)
                                                              ---------------   ---------------
American Leading Companies Trust                                    +7.39%            +6.22%
S&P 500 Stock Composite Index                                       +5.85%           -14.83%
Lipper Large-Cap Value Index                                        +4.45%            +0.22%

Balanced Trust                                                      +2.69%            -0.89%
Lehman Brothers Intermediate Government/
  Credit Index                                                      +0.67%           +11.04%
Lipper Balanced Fund Index                                          +3.51%            -1.05%

U.S. Small-Capitalization Value Trust                              +15.47%           +44.14%
Russell 2000 Index                                                 +14.38%            +0.66%

Financial Services Fund
  Primary Class                                                     +8.17%           +29.14%
  Class A (including front-end sales charge)                        +3.23%           +23.83%
  Class A (excluding front-end sales charge)                        +8.38%           +30.05%
Lipper Financial Services Fund Index                                +7.28%           +25.87%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

                                             Sincerely,

                                             /s/ EDWARD A. TABER III

                                             Edward A. Taber, III
                                             President

July 31, 2001

---------------

(1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments
American Leading Companies Trust

Welcome to New Shareholders

     Before beginning our normal market commentary, Jay Leopold, assistant portfolio manager, and I would like to take this opportunity to welcome shareholders who have joined the Legg Mason American Leading Companies Trust
(ALC) family as a result of the June 14, 2001, merger of Legg Mason Total Return Trust into ALC. Thanks to the combined efforts and cooperation of Nancy Dennin, portfolio manager of Total Return Trust, and back office personnel at Legg Mason and our custodian, State Street Bank, the merger went very smoothly and the combined Fund has gotten off to a strong start, outperforming our benchmark S&P 500 by nearly 2.5% in the final two weeks of the June quarter.

     Since the merger has more than doubled our shareholder base, we thought it might be helpful to introduce new shareholders, and reiterate to existing shareholders, the investment philosophy we adhere to in managing the Fund. ALC is a large-cap blue chip-oriented fund that concentrates its investments in high quality companies with favorable growth outlooks and above-average returns on capital that sell at reasonable prices in relationship to their underlying value. We generally seek to own companies for multi-year holding periods, an approach which helps reduce turnover expense and improve tax efficiency. We also favor companies whose managements are focused on earning returns in excess of their cost of capital, and whose interests are aligned with shareholders' through properly structured incentive programs and/or meaningful stock ownership positions. We strongly believe that concentrating our investments in high quality companies while paying careful attention to the prices we pay is a strategy that can produce very favorable long-term results for our shareholders.

     On a personal note, I would like both new and existing shareholders to know that my family and I have a substantial personal investment in ALC and that, therefore, our interests are completely aligned with yours.

Market Commentary

     Stocks rebounded from depressed levels in the second quarter, but not enough to push the popular market indices into positive territory for the year to date. Despite rallying 6% and 7% each in the second quarter, the S&P 500 Index and Dow Industrials are still down 7% and 2%, respectively, since the beginning of the year. The NASDAQ Composite, which was off 25.5% in the first quarter, was still down 12.5% at mid-year, despite a 17.4% rally in the second quarter. ALC had a good quarter, beating the market and its peer group. The Fund's 2.7% return through mid-year is nicely ahead of the market and most peers.

     For the first time in five quarters, growth funds topped value portfolios in the June quarter, by a margin of 10.2% to 7.5%. Despite the strong second quarter, growth funds still badly lagged value funds through mid-year, by virtue of their dismal performance in the first quarter.

     Small was beautiful in the quarter. In fact, stock returns were perfectly inversely correlated with size. Small-cap funds beat mid-cap funds, which beat multi-cap funds, which beat large-cap funds. Return patterns of this type most often occur when the broad market is performing better than capitalization-weighted indices such as the S&P 500. A good measure of the action of the broad market is the advance/decline line. The NYSE Cumulative Advance/Decline Line, a running total of the number of advancing issues minus declining issues, recorded its all-time high over three years ago, on April 3,

1998. From that date, the advance/decline line fell with only brief rallies until October 27, 2000. Since then, the advance/decline line has been moving irregularly higher. The divergent paths of the advance/decline line and the capitalization-weighted indices such as the S&P 500 over the last three years created what market analyst John Mendelson called an "optical illusion." During 1998, 1999 and the first quarter of 2000, the S&P 500, the Dow Industrials and the NASDAQ Composite powered ahead, driven primarily by tech and telecom stocks that went straight up, presenting an image of strength, while the broad list of stocks, as illustrated by the advance/decline line, was going straight down. This optical illusion continues today, but in reverse, as the advance/decline line has been moving irregularly higher, while many large-cap tech and telecom stocks continue to get killed.

     In our opinion, this indicates that the overall market is much stronger and healthier now than it appears on the surface, just as it was a lot sicker and weaker than it appeared in late 1999 and early 2000.

Investment Results

     Cumulative results for the American Leading Companies Trust for the three-month, six-month, one-year, three-year and five-year periods ended June 30, 2001, are listed below, along with those of Total Return Trust (TRT)(1) and some representative benchmarks:

                                          3 MONTHS   6 MONTHS   1 YEAR    3 YEARS   5 YEARS
--------------------------------------------------------------------------------------------
American Leading Companies                 +7.39%     +2.67%     +6.22%   +18.57%    +91.19%
Total Return Trust                         +6.66%    +11.20%     +7.99%    -5.10%    +61.64%
S&P 500 Composite Index                    +5.85%     -6.70%    -14.83%   +12.13%    +96.59%
Lipper Large-Cap Value Index               +4.45%     -3.65%     +0.22%   +14.10%    +83.88%
Dow Jones Industrial Average               +6.74%     -1.85%     +2.04%   +22.95%   +101.89%

     Because of the merger, the Fund has two shareholder groups who have experienced different performance results going backward in time. In order that each group understands its particular performance pattern, we have listed historic returns for both "old" American Leading Companies shareholders and "old" Total Return Trust shareholders. Before discussing the two Funds' past performance results, we think it is useful to note one, perhaps obvious, but nonetheless critically important, point. Since the date of the merger (June 14, 2001), both sets of shareholders' results have been identical and will be ever after. Thus, while the past performance of the two Funds is important to understand, the far more important issue is how the combined Fund is likely to perform in the future. On this score, the very early results are quite encouraging. In the eleven trading days from the date of the merger until the end of June, your Fund outperformed its benchmark S&P 500 by nearly 2.5%, advancing 2.88% while the S&P 500 gained 0.40%. During that time, the S&P was down on six days and up on five. ALC outperformed the S&P on four of six down days, and on all five up days. We believe that these

---------------

(1) Total Return Trust's performance was determined by calculating the value of an investment in TRT for the period indicated through June 14, 2001, and using that value to determine the number of ALC shares acquired in the merger. The value of the ALC holding at June 30, 2001, was compared to the beginning value of the TRT investment to determine total return for the periods indicated.

(admittedly) short-term results provide concrete evidence that the merger has gone smoothly and that the combined Fund is well-positioned going forward.

     One thing that should be obvious from the performance figures listed above is that both American Leading Companies and Total Return Trust have had strong recent results in a difficult market environment. For the trailing twelve months, Total Return Trust was up nearly 8% and ALC was up over 6%, compared to the S&P 500 Index, which was down nearly 15% over the same period. Total Return's June quarter results were a bit behind ALC's, but its year-to-date results were considerably ahead of ALC due to an exceptionally strong performance in the March quarter. On a three- and five-year basis, American Leading Companies' performance is a good bit better than Total Return Trust's. Of the two periods, we regard the three-year figures as more relevant, since that is the time period during which current management has had responsibility for the performance of the Fund. ALC's recent results have been good, as the Fund has outperformed its peer group of large-cap value funds in all relevant time periods, and has bettered the S&P 500 over the last quarter, year-to-date, one year and three years. Over the last five years, ALC's results are improving, but still trailing the S&P 500 and Dow Industrials.

     Strong performers in the American Leading Companies portfolio during the quarter included: Circuit City Stores., Lexmark International, Inc., McKesson, Inc., Amazon.com, Inc., Microsoft Corporation, AOL Time Warner Inc., Waste Management Inc., General Motors Corporation, Nextel Communications and IBM Corporation. Portfolio laggards included: WorldCom, Inc., Kimberly-Clark Corporation, Merck & Co., Inc., Health Net Inc., Ford Motor Company, Bristol-Myers Squibb Company, Albertson's, Inc., Wal-Mart Stores, Inc., Gateway, Inc. and Toys "R" Us, Inc.

     During the quarter, we added fourteen new positions to the portfolio. Nine of these came in as a result of the merger with Total Return Trust. These were:
FleetBoston Financial Corporation, May Department Stores, McDonald's Corporation, Northrop Grumman Corporation, Republic Services, Inc., SBC Communications Inc., Sprint Corporation, UnumProvident Corporation and Verizon Communications. In addition to these merger-related stocks, we also established new positions in Nokia Oyj, RadioShack Corporation, Tellabs and Wellpoint Health Networks during the quarter. As of June 30, 2001, the Fund owned 59 stocks trading at an average discount of 30% to the market's price-to-earnings ratio, while at the same time having earnings growth, return on equity and financial strength superior to the market. We believe this combination of good quality at discount prices positions the Fund to perform well in whatever market environment is forthcoming.

Outlook

     We remain optimistic about the outlook for equities over the next twelve to eighteen months. We still believe the S&P 500 could register a modestly positive return in 2001 and that 7% to 10% market returns for 2002 are a reasonable target. In this environment, we believe that well-selected portfolios could provide returns of 15% to 20% through the end of next year.

     Our optimism is predicated upon the cumulative effects of stimulative monetary and fiscal policy. The economic slowdown which we are experiencing now was caused, in our opinion, by Fed tightening and soaring energy prices last year. The slowdown has been exacerbated by a dramatic reduction in capital spending, particularly in tech and telecom, from unsustainably high levels. The current spending bust following last year's boom will subside when excess inventories are worked off, but the conditions which triggered the bust have been reversed. Since January of this year, the Fed has been easing aggressively and, recently, energy prices have begun to decline.

     In recent testimony before the House Financial Services Committee, Fed Chairman Alan Greenspan expressed optimism that the economy was beginning to respond to the Fed's aggressive easing, stating that "the rate of deterioration is clearly slowing and, indeed, there is considerable evidence to suggest we are approaching stability at a lower level." Greenspan also made clear in his testimony that the Fed stood ready to initiate further rate cuts if the economy failed to respond to prior stimuli. He expressed confidence that future cuts could be accomplished without triggering a resurgence of inflation, which he described as "contained." Chairman Greenspan forecast GDP growth to be about 0.5% in the second quarter of 2001, with a modest pick-up expected in the second half, bringing full year 2001 growth to between 1.25% and 2%. For 2002, he expects GDP growth in the range of 3% to 3.25%. We see no reason to disagree strongly with this assessment, although if required to bet, we'd bet GDP growth would be weaker than 3% next year, rather than stronger.

     Irrespective of the outlook, we believe that the Fund is well positioned to produce good relative and absolute returns over the balance of this year and next.

     As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

July 19, 2001
DJIA 10610.0

Portfolio Managers' Comments
Balanced Trust

Equity Commentary

     The second quarter began on a hopeful note, with equity markets buoyed by the transition to easier monetary policy. But it ended amid gloomy corporate news, with very grim business forecasts from a variety of bellwether companies. Bleak earnings projections have become routine, not just for technology companies but across the corporate landscape, removing any doubt that we are in the first serious corporate profits recession since 1990.

     Amid all the uncertainty, we remain cautiously optimistic. Our optimism is founded upon the economy's historic response to monetary stimulation following a lag of six to nine months. Lower interest rates coupled with modest tax relief should be the right elixir for our slowing economy. But our confidence is tempered by a measure of caution because stock valuations are still relatively high with substantial excess capacity and inventory in the technology and telecom industries. All things considered, economic prospects are reasonably good: employment is still high, inflation and interest rates are moderate, and the banking industry is sound.

     Equity investing has recently seemed like a "zero sum" experience, as very encouraging progress by some of our companies is offset by disappointing forecasts from others. The Fund's top ten holdings represent 39% of the equity portfolio and as a group advanced 7.7% vs. the entire equity portfolio's 4.1% return in the quarter. Continuing strong fundamental and market performance came from core holdings such as AOL Time Warner (up 32% in the quarter), Broadwing (+28%), Citigroup (+18%), Johnson & Johnson (+14%), and Mellon Financial (+14%). But reflecting high levels of security-specific risk, the following stocks fell victim to the harsh penalty exacted on earnings disappointments: CVS (down 34% in the quarter); WorldCom (-21%); Guidant (-20%) and Merck & Co. (-16%). In a marked change from prior quarters, the major determinant of return was not market sector, capitalization or valuation. It seemed to be driven solely by earnings performance relative to expectations. The financial markets are exhibiting near-record volatility with rapid rotation in investment themes, so we continue our longstanding emphasis on industry and sector diversification.

     Trading activity during the second quarter was particularly heavy. We reduced the size of our holdings in Johnson & Johnson, McDonald's, Fannie Mae, Illinois Tool Works, Target, Anheuser-Busch, Disney, Broadwing and Martin Marietta Materials. These stocks have performed well, largely reflecting the recent preference for defensive companies with recession-resistant earnings. During the quarter we parted with the last shares of what had been one of our most successful investments: Stilwell Financial. Stilwell was spun out of Kansas City Southern, which we had purchased when it was selling at a discount valuation for the railroad, let alone the premier financial service company resident within. During the quarter we added to our holdings in Medtronic, Jefferson Pilot, Lincoln National and Applied Materials. We continued our practice of scaling into and out of investments, adapting to the heightened level of price volatility in the stock market.

     We continue to see corporate profits under pressure as economic activity slows and the strong dollar makes imported goods more attractive on a price basis. The monetary easing on the part of the Federal Reserve coupled with the modest retreat in energy prices should limit further deterioration in the macro-economic environment, providing a base from which the next expansion can begin. In this climate we continue our focus on operational performance and financial strength when considering new investment opportunities and when reviewing existing investments. The new challenges confronting us in the balance of the year are in estimating the timing and magnitude of trough earnings levels and the change in accounting treatment of goodwill.

Fixed Income Commentary

                     "The sweet simplicity of 3 per cents."
                                                       - Benjamin Disraeli, 1880

     It appears that the Federal Reserve Board is determined to cure one excess with another. Specifically, last year the Open Market Committee couldn't seem to hike interest rates fast enough, while this year, they can't seem to lower them fast enough. As is typically the case, the bond market has seen through these maneuvers and has focused on the economic landscape six months to one year out. Accordingly, just as the bond market rallied last year in the face of rising interest rates, this year, long-term interest rates have actually risen even though the Federal Reserve has lowered interest rates six times. As a result of this activity, during the quarter the yield curve continued to steepen as expected, with three-month Treasury bills falling 68 basis points(1) and 30-year bonds rising 26 basis points. For both the past quarter and the trailing twelve months, I am pleased to report that the fixed income portion of the Fund outperformed its benchmark by 40 basis points for each period. The Fund's outperformance continues to be predominately a function of our increased exposure to spread assets (i.e., mortgage-backs and corporate bonds, particularly our special situation holdings). Our intermediate-term structure continues to add value as well.

     With respect to the timing of an economic recovery, it seems that the consensus view of market strategists and economists follows that dated football cheer "push 'em back, push 'em back, way back," as the expected economic recovery has consistently been moved back: to the fourth quarter of 2001 by the optimists and to never by the pessimists. While there is a significant slowdown in many sectors of the economy, consumer spending seems to be steady and the refinancing of mortgages is creating additional income for many households. As for our view of the economic recovery, put us in the glass-is-half-full camp; however, I would have to admit that we were overly optimistic earlier in the year. Having said this, at some point, we believe that these interest rate cuts will kick in and a traditional recovery will occur. One possible fly in the ointment would be a financial crisis in the emerging markets -- we are closely following the situation in Argentina.

---------------
(1) 100 basis points = 1%.

     With short-term treasury yields well into the three to four percent range, it will soon be time to adopt a more defensive stance. As always, we appreciate your continued confidence and trust.

                                                  James B. Hagerty, CFA
                                                  Dale H. Rabiner, CFA
                                                  Peter A. Sorrentino, CFA

July 20, 2001
DJIA 10576.7

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

     For the quarter, the Fund's total return was 15.5%, compared to gains of 11.7% for the Russell 2000 Value, 14.4% for the Russell 2000, and 5.9% for the S&P 500. Year-to-date, the Fund rose 22.0% while the Russell 2000 Value gained 12.8%, the Russell 2000 returned 6.9%, and the S&P 500 fell -6.7%.

     In the second quarter, the Federal Reserve lowered short-term interest rates by 125 basis points,(1) bringing the total cuts in 2001 to 275 basis points. So far, the Fed's aggressive action has not ignited a general economic recovery, but it may have moderated the slowdown by boosting interest rate-sensitive sectors, such as homebuilding, and by shoring up consumer confidence and spending. These areas have held up better than expected while much of the rest of the economy has weakened. The stock market responded positively to the Fed's actions, moving sharply higher early in the quarter. However, in May and June investors appeared more cautious about how soon the upturn would begin, and the market rally slowed. The market remains volatile as investors weigh the impact of the Fed's interest rate action versus the continued reports of poor corporate earnings and additional employee layoffs.

     For the quarter and the year to date, small-cap stocks have been the strongest performers, as these stocks stand to benefit most from the anticipated improvement in economic conditions. The Fund's focused small-cap value approach has done particularly well in this environment. In late 2000, our stocks were priced at a substantial valuation discount to all other U.S. stocks, as they were deeply out of favor and already reflected the possibility of a weak economic environment. The smallest companies (those currently with market capitalizations below $300 million) had the lowest, most attractive valuations. These smallest companies have been the best performers in the first half of 2001, as on average they gained over 40%, while the portfolio's other stocks were up just under 20%, a still impressive gain. These strong returns are the result of investors anticipating economic recovery, which tends to particularly benefit small-cap value stocks, in conjunction with the market's reversal of the growth stock excesses of 1999 and 2000.

     Although the economy remains weak, economically sensitive stocks have been some of the Fund's strongest performers during the quarter and for the year so far. Our holdings in industrial manufacturing and consumer-oriented stocks, such as retailing, homebuilding and restaurants, have all performed well. Our manufacturing stocks were already priced to fully anticipate significant economic troubles. Therefore, as the Fed lowered interest rates and investors began to anticipate recovery, these stocks began attracting investors' interest for the first time in a long while. Despite the manufacturing stocks' upward movement, they are still priced well below historical valuations and can continue to climb as real economic recovery takes hold. Similarly, the consumer stocks had attractive valuations compared to the rest of the market, and these stocks have benefited as consumer spending, while slowing, has been stronger than expected through the downturn. Some of the portfolio's best performing stocks have been in the engineering and construction industries, which have benefited from lower interest rates and continued strength in government construction spending.

     In the technology sector, we were underweighted early in the year when these stocks were down substantially. However, late in the first quarter a number of established, profitable firms, particularly in the semiconductor equipment industry, fell to our valuation levels. We significantly increased our tech

---------------
(1) 100 basis points = 1%.

exposure and benefited when these stocks rallied early in the second quarter. We have also been underweight in the utility sectors as these stocks have generally been priced above our portfolio valuation criteria. This below-benchmark weighting aided performance as the utilities have been weaker due to concerns about the industry-wide implications of the California energy problems. Finally, the low valuations of our banks, savings and loans, and insurance companies have caused them to rally on the Fed's interest rate cuts.

     Investors remain quite uncertain about exactly when the economy and stock market will stage a robust recovery. However, if past cycles are an indication, as business activity regains strength the U.S. equity market will produce strong returns, with small-cap and value stocks leading the way. The potential for small-cap value stocks is particularly strong in this cycle because, before their recent rally, these stocks were at a much deeper valuation discount (compared to all other U.S. stocks) than at any time in the last twenty years. With their recent strength, these stocks have made up about half of their discount from historical average levels. During this rally, which began at the end of February 2000, the Russell 2000 Value has gained 34.0%, while the S&P 500 has lost -9.0%. With small-cap value stocks still priced significantly below historical average, the Fund still presents tremendous performance potential, with economic recovery a powerful catalyst for realizing strong returns.

     As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto

                                                  Steven M. Tonkovich

July 20, 2001
DJIA 10576.7

Portfolio Managers' Comments
Financial Services Fund

     For the three months ended June 30, 2001, the Financial Services Fund returned +8.17% for Primary Class shares, as compared to a +7.86% return for the S&P Financial Index, +7.28% for the Lipper Financial Services Index, and +5.85% for the S&P 500. Year-to-date, the Fund returned -2.05%, as compared to -2.21% for the Lipper Financial Services Index, -2.53% for the S&P Financial Index, and -6.70% for the S&P 500.

     During the last three months, the Federal Reserve continued its aggressive policy, lowering interest rates another 125 basis points(1) following the 200 basis point cuts in the first three months. The Fed was responding to a sharp slowdown in U.S. economic activity, primarily in the manufacturing and technology sectors. The quarter just ended will be remembered as having the most severe downward revisions in corporate profits since the last recession. Over the past month alone, analysts have cut earnings estimates for S&P 500 companies by over 3%, which translates into third and fourth quarter earnings being down 17% year-over-year. That is bad news, indeed.

     The good news is that this earnings debacle has generally missed our financial holdings because the Fund owns more regional banks, life insurance companies and financial technology companies than other types of financial services companies. The negative announcements from financial services companies have come from companies such as American Express, Merrill Lynch, Morgan Stanley and J.P. Morgan Chase (a fund holding which we reduced during this period). We feel the mid-cap regional banks have the best relative earnings of any financial companies, mainly because they are less exposed to the capital markets, syndicated loans and foreign countries, all of which are hurting the larger banks as well as the brokers. If we are correct in our earnings estimates for this group (8% to 10% growth), the differential between the estimated growth in earnings for the regional banks and the broad market should continue to support strong performance.

     During the quarter, we added to our holdings in North Fork Bancorporation and Cullen/Frost Bankers. We initiated positions in four more regional banks:
Northrim Bank, Columbia Bancorp, Sterling Bancshares, Inc., and Bank of the Northwest. BancWest Corporation was sold because BNP Paribas is acquiring it. We think there will be more mergers among the banks as their stock prices continue to rise. Also, the elimination of goodwill in association with purchase accounting should bring on more mergers. A recent study conducted by Gartner Inc., a consulting firm, states that by 2007 half of the nearly 10,000 financial institutions in the U.S. today will no longer be in business. The study goes on to say "this massive industry consolidation will be driven by technology advances, international competition, mergers and acquisitions and new business processes." While this might be too optimistic, we agree with the concept.

     The other merger that took place in this quarter was the acquisition of American General by AIG. American General actually had two suitors, reinforcing how attractive we think life insurers are. The life insurers were under pressure in the beginning of this year due to the fear of estate tax reform. Luckily for the insurers (not the taxpayers), the new bill is very confusing and does not eliminate the need for estate planning. The combination of the above merger and lukewarm estate tax reform resulted in a nice rally for these stocks. Unlike the regional banks, there are really only a handful of publicly traded life insurance companies, throwing scarcity into the mix of favorable attributes of these companies.

---------------
(1) 100 basis points = 1%.

     Believe it or not, there is a group of technology companies which are showing earnings growth. We refer to these companies as Financial Technology, as they provide software, payment systems and outsourcing for banks, brokers and insurance companies. These names include DST, BISYS, Jack Henry, and Fiserv. During the quarter we initiated a position in Concord EFS, the leading transaction processor of debit cards. These companies do core account processing and are paid on a per-account and/or transaction basis, and have long-term contracts with their clients. In other words, they have stable business models.

     The combination of regional banks, financial technology companies and life insurance companies has allowed the Fund to outperform its benchmarks. We continue to feel the Fund is well positioned going into the second half of 2001. Like the rest of the investment community, we are crossing our fingers hoping the economy turns around or at least stabilizes. We see financial stocks continuing to outperform based on earnings and lower interest rates, as well as being perceived as a safe haven from the current market volatility.

                                                  Amy LaGuardia, CFA
                                                   Miles Seifert

July 20, 2001
DJIA 10576.7

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

  The Funds' total returns as of June 30, 2001, are as follows:

                                                                                 Financial Services Fund
                                                                            ---------------------------------
                                                                               Including         Excluding
                             American Leading   Balanced   U.S. Small-Cap       Maximum           Maximum
                             Companies Trust     Trust      Value Trust     Sales Charge(A)   Sales Charge(A)
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                       +6.22%         -0.89%       +44.14%              N/A            +29.14%
    Five Years                    +13.84%           N/A           N/A               N/A               N/A
    Life of Class(B)              +12.34%         +5.88%        +2.68%              N/A             +6.94%
  Class A:
    One Year                         N/A            N/A           N/A            +23.83%           +30.05%
    Life of Class(C)                 N/A            N/A           N/A             +5.76%            +7.75%
Cumulative Total Return
  Primary Class:
    One Year                       +6.22%         -0.89%       +44.14%              N/A            +29.14%
    Five Years                    +91.19%           N/A           N/A               N/A               N/A
    Life of Class(B)             +148.64%        +31.17%        +8.39%              N/A            +19.20%
  Class A:
    One Year                         N/A            N/A           N/A            +23.83%           +30.05%
    Life of Class(C)                 N/A            N/A           N/A            +15.81%           +21.60%
-------------------------------------------------------------------------------------------------------------


(A) Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.

(B)         Primary Class inception dates are:
             American Leading Companies Trust -- September 1, 1993 Balanced Trust -- October 1, 1996
             U.S. Small-Cap Value Trust -- June 15, 1998
             Financial Services Fund -- November 16, 1998

(C)         Financial Services Fund Class A inception date is November 16, 1998.

N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 2nd quarter 2001(B)
-----------------------------------------------
 1.  Circuit City Stores - Circuit
       City Group                       +69.8%
 2.  Lexmark International, Inc.        +47.7%
 3.  McKesson HBOC, Inc.                +38.8%
 4.  Amazon.com, Inc.                   +38.3%
 5.  Microsoft Corporation              +33.5%
 6.  AOL Time Warner Inc.               +32.0%
 7.  Waste Management Inc.              +24.8%
 8.  General Motors Corporation         +24.1%
 9.  Nextel Communications, Inc.        +21.7%
10.  International Business Machines
       Corporation                      +17.5%
Weak performers for the 2nd quarter 2001(B)
-----------------------------------------------
 1.  WorldCom, Inc. - WorldCom
       Group                            -20.9%
 2.  Kimberly-Clark Corporation         -17.6%
 3.  Merck & Co., Inc.                  -15.8%
 4.  Health Net Inc.                    -15.6%
 5.  Ford Motor Company                 -12.7%
 6.  Bristol-Myers Squibb Company       -12.0%
 7.  Albertson's, Inc.                   -5.8%
 8.  Wal-Mart Stores, Inc.               -3.4%
 9.  Gateway, Inc.                       -2.1%
10.  Toys "R" Us, Inc.                   -1.4%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
--------------------------------------------
Nokia Oyj - ADR
RadioShack Corporation
Tellabs, Inc.
The Kroger Co.
Wellpoint Health Networks Inc.
Securities sold during the 2nd quarter 2001
--------------------------------------------
AMR Corporation
Lucent Technologies Inc.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 2nd quarter 2001(B)
-----------------------------------------------
 1.  Microsoft Corporation              +33.5%
 2.  AOL Time Warner Inc.               +32.0%
 3.  Broadwing Inc.                     +27.7%
 4.  Tyco International Ltd.            +26.1%
 5.  Biomet, Inc.                       +22.0%
 6.  Lincoln National Corporation       +21.9%
 7.  International Business Machines
       Corporation                      +17.5%
 8.  Citigroup Inc.                     +17.5%
 9.  Cintas Corporation                 +17.3%
10.  Martin Marietta Materials, Inc.    +15.9%
Weak performers for the 2nd quarter 2001(B)
-----------------------------------------------
 1.  CVS Corporation                    -34.0%
 2.  ENSCO International Incorporated   -33.1%
 3.  Nabors Industries, Inc.            -28.2%
 4.  WorldCom, Inc. - WorldCom Group    -20.9%
 5.  Guidant Corporation                -20.0%
 6.  Merck & Co., Inc.                  -15.8%
 7.  Ford Motor Company                 -12.7%
 8.  Anheuser-Busch Companies, Inc.     -10.3%
 9.  Pharmacia Corporation               -8.8%
10.  Target Corporation                  -4.1%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
--------------------------------------------
Analog Devices Incorporated, 4.75%, 10/1/05
Conoco Inc., 5.9%, 4/15/04
Convergys Corporation
Fannie Mae, 5.125%, 2/13/04
Fannie Mae, 6.5%, 8/15/04
Federal Farm Credit Bank, 5%, 5/10/04
General Motors Acceptance Corporation,
  5.75%, 11/10/03
Government National Mortgage Association,
  7%, 3/15/31
Securities sold during the 2nd quarter 2001
--------------------------------------------
DaimlerChrysler North America Holding Corp.,
  7.75%, 5/27/03
Fannie Mae, 7.25%, 1/15/10
Federal Farm Credit Bank, 5.52%, 2/25/02
General Motors Acceptance Corporation, 6.3%,
  7/8/02
Nortel Networks Corporation
Stilwell Financial, Inc.
WorldCom, Inc. - MCI Group

U.S. Small-Capitalization Value Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 2nd quarter 2001(B)
--------------------------------------------
 1.  Movie Gallery, Inc.            +146.3%
 2.  Intermet Corporation           +105.5%
 3.  Answerthink Inc.               +104.9%
 4.  Gart Sports Company             +97.8%
 5.  Medical Action Industries
       Inc.                          +94.3%
 6.  D & K Healthcare Resources,
       Inc.                          +92.7%
 7.  Friedman's, Inc.                +91.7%
 8.  Deltek Systems, Inc.            +89.9%
 9.  Dura Automotive Systems, Inc.   +89.6%
10.  Hi-Tech Pharmacal Co., Inc.     +89.2%
Weak performers for the 2nd quarter 2001(B)
--------------------------------------------
 1.  Gentek, Inc.                    -59.2%
 2.  M. H. Meyerson & Co., Inc.      -53.7%
 3.  Media Arts Group, Inc.          -43.2%
 4.  Polaroid Corporation            -39.0%
 5.  Radiologix, Inc.                -37.8%
 6.  Headway Corporate Resources,
       Inc.                          -35.5%
 7.  Iomega Corporation              -35.1%
 8.  Gottschalks Inc.                -34.7%
 9.  Midway Airlines Corporation     -34.3%
10.  Kellstrom Industries, Inc.      -29.8%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
--------------------------------------------
Atlas Air Worldwide Holdings, Inc.
Avista Corporation
CTS Corporation
Dycom Industries, Inc.
1st Source Corporation
International Bancshares Corporation
Park Electrochemical Corp.
Technitrol, Inc.
The Meridian Resource Corporation
United Rentals, Inc.
Securities sold during the 2nd quarter 2001
--------------------------------------------
Alliant Techsystems Inc.
FTI Consulting, Inc.
GTECH Holdings Corporation
Penn Treaty American Corporation
Professionals Group, Inc.
Radian Group Inc.
Service Corporation International
Superior TeleCom Inc.
USBANCORP, Inc.
WestPoint Stevens Inc.

Financial Services Fund

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 2nd quarter 2001(B)
----------------------------------------------
 1.  Fiserv, Inc.                      +43.0%
 2.  CoBiz Inc.                        +36.8%
 3.  Pacific Century Financial
       Corporation                     +35.7%
 4.  Tremont Advisers Incorporated     +31.7%
 5.  Jack Henry & Associates, Inc.     +30.9%
 6.  Affiliated Managers Group, Inc.   +30.9%
 7.  Pacific Northwest Bancorp         +29.0%
 8.  Philadelphia Consolidated
       Holding Corp.                   +25.9%
 9.  UCBH Holdings, Inc.               +24.7%
10.  TCF Financial Corporation         +22.6%
Weak performers for the 2nd quarter 2001(B)
----------------------------------------------
 1.  CVS Corporation                   -34.0%
 2.  Nabors Industries, Inc.           -28.2%
 3.  National-Oilwell, Inc.            -22.6%
 4.  Walgreen Co.                      -16.3%
 5.  Anadarko Petroleum Corporation    -13.9%
 6.  EOG Resources Inc.                -13.8%
 7.  Apache Corporation                -11.9%
 8.  Devon Energy Corporation           -9.8%
 9.  Countrywide Credit Industries,
       Inc.                             -7.0%
10.  Alberta Energy Company Ltd.        -6.9%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
--------------------------------------------
Bank of the Northwest
Columbia Bancorp
Concord EFS, Inc.
Federated Investors, Inc.
Northrim Bank
Sterling Bancshares, Inc.
Swift Energy Company
Securities sold during the 2nd quarter 2001
--------------------------------------------
BancWest Corporation
Computer Sciences Corporation
FleetBoston Financial Corporation
Guidant Corporation
The Charles Schwab Corporation
The Kroger Co.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.8%

Capital Goods -- 6.5%
  Aerospace/Defense -- 0.6%
  Northrop Grumman Corporation                                      48              $  3,845
                                                                                    --------
  Electrical Equipment -- 1.0%
  General Electric Company                                          65                 3,169
  Koninklijke (Royal) Philips Electronics N.V. - ADR               118                 3,118
                                                                                    --------
                                                                                       6,287
                                                                                    --------
  Waste Management -- 4.9%
  Republic Services, Inc.                                          334                 6,630(A)
  Waste Management Inc.                                            752                23,177
                                                                                    --------
                                                                                      29,807
                                                                                    --------
Communications Services -- 7.6%
  Telecommunications (Cellular/Wireless) -- 2.4%
  Nextel Communications, Inc.                                      845                14,787(A)
                                                                                    --------
  Telecommunications (Long Distance) -- 1.9%
  Sprint Corporation                                               420                 8,971
  WorldCom, Inc. - WorldCom Group                                  200                 2,840(A)
                                                                                    --------
                                                                                      11,811
                                                                                    --------
  Telephone -- 3.3%
  ALLTEL Corporation                                               170                10,402
  SBC Communications Inc.                                           85                 3,405
  Verizon Communications Inc.                                      115                 6,153
                                                                                    --------
                                                                                      19,960
                                                                                    --------
Consumer Cyclicals -- 13.9%
  Automobiles -- 1.9%
  Ford Motor Company                                               221                 5,434
  General Motors Corporation                                       100                 6,409
                                                                                    --------
                                                                                      11,843
                                                                                    --------
  Lodging/Hotels -- 1.0%
  Starwood Hotels & Resorts Worldwide, Inc.                        173                 6,449
                                                                                    --------
  Retail (Computers and Electronics) -- 1.9%
  Circuit City Stores - Circuit City Group                         545                 9,810
  RadioShack Corporation                                            60                 1,830
                                                                                    --------
                                                                                      11,640
                                                                                    --------

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Department Stores) -- 2.9%
  The May Department Stores Company                                530              $ 18,158
                                                                                    --------
  Retail (General Merchandise) -- 0.6%
  Wal-Mart Stores, Inc.                                             69                 3,382
                                                                                    --------
  Retail (Home Shopping) -- 0.3%
  Amazon.com, Inc.                                                 120                 1,698(A)
                                                                                    --------
  Retail (Specialty-Apparel) -- 3.2%
  The TJX Companies, Inc.                                          625                19,919
                                                                                    --------
  Retail (Specialty) -- 2.1%
  Toys "R" Us, Inc.                                                520                12,870(A)
                                                                                    --------
Consumer Staples -- 9.9%
  Distributors (Food and Health) -- 0.5%
  McKesson HBOC, Inc.                                               80                 2,969
                                                                                    --------
  Entertainment -- 4.1%
  AOL Time Warner Inc.                                             480                25,440(A)
                                                                                    --------
  Household Products (Non-Durables) -- 0.4%
  Kimberly-Clark Corporation                                        40                 2,214
                                                                                    --------
  Personal Care -- 0.3%
  Avon Products, Inc.                                               47                 2,157
                                                                                    --------
  Restaurants -- 0.4%
  McDonald's Corporation                                           100                 2,706
                                                                                    --------
  Retail (Food Chains) -- 4.2%
  Albertson's, Inc.                                                540                16,194
  The Kroger Co.                                                   380                 9,500(A)
                                                                                    --------
                                                                                      25,694
                                                                                    --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Financials -- 30.0%
  Banks (Major Regional) -- 5.5%
  Bank One Corporation                                             527              $ 18,867
  FleetBoston Financial Corporation                                300                11,835
  Mellon Financial Corporation                                      77                 3,551
                                                                                    --------
                                                                                      34,253
                                                                                    --------
  Banks (Money Center) -- 6.3%
  Bank of America Corporation                                      198                11,892
  Lloyds TSB Group plc                                           2,727                27,321
                                                                                    --------
                                                                                      39,213
                                                                                    --------
  Financial (Diversified) -- 8.6%
  Citigroup Inc.                                                   442                23,355
  Fannie Mae                                                       124                10,559
  J.P. Morgan Chase & Co.                                          426                18,977
                                                                                    --------
                                                                                      52,891
                                                                                    --------
  Insurance (Life/Health) -- 2.1%
  UnumProvident Corporation                                        400                12,848
                                                                                    --------
  Insurance (Multi-Line) -- 1.6%
  Berkshire Hathaway Inc. - Class B                                  4                 9,775(A)
                                                                                    --------
  Insurance (Property/Casualty) -- 2.2%
  MGIC Investment Corporation                                      186                13,533
                                                                                    --------
  Savings and Loan Companies -- 3.7%
  Washington Mutual, Inc.                                          603                22,643
                                                                                    --------
Health Care -- 8.7%
  Health Care (Diversified) -- 2.0%
  Bristol-Myers Squibb Company                                     124                 6,496
  Johnson & Johnson                                                109                 5,470
                                                                                    --------
                                                                                      11,966
                                                                                    --------
  Health Care (Drugs/Major Pharmaceuticals) -- 1.0%
  Merck & Co., Inc.                                                 62                 3,981
  Schering-Plough Corporation                                       57                 2,073
                                                                                    --------
                                                                                       6,054
                                                                                    --------

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Managed Care) -- 5.7%
  Health Net Inc.                                                  827              $ 14,395(A)
  UnitedHealth Group Incorporated                                  248                15,283
  Wellpoint Health Networks Inc.                                    60                 5,655(A)
                                                                                    --------
                                                                                      35,333
                                                                                    --------
Technology -- 23.2%
  Communications Equipment -- 2.3%
  Motorola, Inc.                                                   230                 3,809
  Nokia Oyj - ADR                                                  160                 3,526
  Tellabs, Inc.                                                    350                 6,783(A)
                                                                                    --------
                                                                                      14,118
                                                                                    --------
  Computers (Hardware) -- 10.3%
  Dell Computer Corporation                                        753                19,691(A)
  Gateway, Inc.                                                    846                13,914(A)
  International Business Machines Corporation                      265                29,945
                                                                                    --------
                                                                                      63,550
                                                                                    --------
  Computers (Peripherals) -- 2.5%
  Lexmark International, Inc.                                      230                15,474(A)
                                                                                    --------
  Computers (Software/Services) -- 2.7%
  Microsoft Corporation                                             50                 3,613(A)
  Unisys Corporation                                               885                13,023(A)
                                                                                    --------
                                                                                      16,636
                                                                                    --------
  Electronics (Semiconductors) -- 1.2%
  Intel Corporation                                                249                 7,292
                                                                                    --------
  Equipment (Semiconductors) -- 0.4%
  Applied Materials, Inc.                                           50                 2,455(A)
                                                                                    --------
  Photography/Imaging -- 3.8%
  Eastman Kodak Company                                            510                23,807
                                                                                    --------
Total Common Stock and Equity Interests (Identified
  Cost -- $454,879)                                                                  615,477
--------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par             Value
--------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.2%

Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $1,457 on
  7/2/01 (Collateral: $1,459 Fannie Mae mortgage-backed
  securities, 6.764%, due 3/1/33, value $1,486)                 $1,456              $  1,456
                                                                                    --------
Total Repurchase Agreements (Identified Cost -- $1,456)                                1,456
--------------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $456,335)                            616,933
Other Assets Less Liabilities -- N.M.                                                    (95)
                                                                                    --------

NET ASSETS -- 100.0%                                                                $616,838
                                                                                    ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                       $19.63
                                                                                       =====
  INSTITUTIONAL CLASS                                                                 $19.63
                                                                                       =====
--------------------------------------------------------------------------------------------


(A)    Non-income producing.

N.M.-- Not meaningful.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 64.3%

Basic Materials -- 3.1%
  Construction and Building Materials -- 2.0%
  Martin Marietta Materials, Inc.                                   27         $ 1,336
                                                                               -------
  Paper and Forest Products -- 1.1%
  International Paper Capital Trust, Inc., Cv. Preferred            17             735
                                                                               -------
Capital Goods -- 6.6%
  Electrical Equipment -- 1.2%
  Emerson Electric Company                                          14             823
                                                                               -------
  Machinery (Diversified) -- 2.2%
  Dover Corporation                                                 38           1,431
                                                                               -------
  Manufacturing (Diversified) -- 3.2%
  Illinois Tool Works Inc.                                          14             886
  Tyco International Ltd.                                           23           1,253
                                                                               -------
                                                                                 2,139
                                                                               -------
Communications Services -- 3.1%
  Telecommunications (Long Distance) -- 0.9%
  WorldCom, Inc. - WorldCom Group                                   44             625(A)
                                                                               -------
  Telephone -- 2.2%
  Broadwing Inc.                                                    60           1,467(A)
                                                                               -------
Consumer Cyclicals -- 5.7%
  Automobiles -- 1.1%
  Ford Motor Company                                                30             737
                                                                               -------
  Retail (Building Supplies) -- 0.8%
  The Home Depot, Inc.                                              12             559
                                                                               -------
  Retail (General Merchandise) -- 1.8%
  Target Corporation                                                34           1,176
                                                                               -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Services (Commercial and Consumer) -- 2.0%
  Cintas Corporation                                                12         $   555
  Convergys Corporation                                             26             771(A)
                                                                               -------
                                                                                 1,326
                                                                               -------
Consumer Staples -- 9.4%
  Beverages (Alcoholic) -- 2.2%
  Anheuser-Busch Companies, Inc.                                    35           1,442
                                                                               -------
  Distributors (Food and Health) -- 0.8%
  SYSCO Corporation                                                 20             543
                                                                               -------
  Entertainment -- 3.2%
  AOL Time Warner Inc.                                              30           1,564(A)
  The Walt Disney Company                                           20             578
                                                                               -------
                                                                                 2,142
                                                                               -------
  Restaurants -- 2.0%
  McDonald's Corporation                                            50           1,353
                                                                               -------
  Retail (Drug Stores) -- 1.2%
  CVS Corporation                                                   20             772
                                                                               -------
Energy -- 4.7%
  Oil (International Integrated) -- 4.1%
  BP Amoco Plc                                                      19             964
  Texaco Inc.                                                        8             533
  TotalFinaElf S.A.                                                 18           1,264
                                                                               -------
                                                                                 2,761
                                                                               -------
  Oil and Gas (Drilling and Equipment) -- 0.6%
  ENSCO International Incorporated                                   9             206
  Nabors Industries, Inc.                                            5             190(A)
                                                                               -------
                                                                                   396
                                                                               -------
Financials -- 13.2%
  Banks (Major Regional) -- 2.5%
  Mellon Financial Corporation                                      36           1,656
                                                                               -------

                                                              Shares/Par        Value
--------------------------------------------------------------------------------------
Financials -- Continued
  Financial (Diversified) -- 6.9%
  Blackrock North American Government Income Trust, Inc.            48         $   491
  Chateau Communities, Inc.                                         10             314
  Citigroup Inc.                                                    47           2,483
  Fannie Mae                                                         9             792
  J.P. Morgan Chase & Co.                                           11             491
                                                                               -------
                                                                                 4,571
                                                                               -------
  Insurance (Life/Health) -- 2.6%
  Jefferson-Pilot Corporation                                       18             845
  Lincoln National Corporation                                      18             906
                                                                               -------
                                                                                 1,751
                                                                               -------
  Savings and Loan Companies -- 1.2%
  Charter One Financial, Inc.                                       26             829
                                                                               -------
Health Care -- 9.8%
  Health Care (Diversified) -- 3.8%
  Abbott Laboratories                                               15             720
  Johnson & Johnson                                                 36           1,800
                                                                               -------
                                                                                 2,520
                                                                               -------
  Health Care (Drugs/Major Pharmaceuticals) -- 3.3%
  Merck & Co., Inc.                                                 24           1,534
  Pharmacia Corporation                                             15             689
                                                                               -------
                                                                                 2,223
                                                                               -------
  Health Care (Medical Products and Supplies) -- 2.7%
  Biomet, Inc.                                                       7             327
  Guidant Corporation                                               10             360(A)
  Medtronic, Inc.                                                   24           1,104
                                                                               -------
                                                                                 1,791
                                                                               -------
Technology -- 7.5%
  Computers (Hardware) -- 3.4%
  Dell Computer Corporation                                         52           1,359(A)
  International Business Machines
    Corporation                                                      6             633
  Sun Microsystems, Inc.                                            16             247(A)
                                                                               -------
                                                                                 2,239
                                                                               -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                           Rate          Maturity Date          Shares/Par        Value
--------------------------------------------------------------------------------------------------------
Technology -- Continued
  Computers (Software/Services) -- 1.1%
  Microsoft Corporation                                                               10         $   730(A)
                                                                                                 -------
  Electronics (Semiconductors) -- 1.9%
  Intel Corporation                                                                   22             644
  Texas Instruments Incorporated                                                      20             630
                                                                                                 -------
                                                                                                   1,274
                                                                                                 -------
  Equipment (Semiconductors) -- 1.1%
  Applied Materials, Inc.                                                             15             746(A)
                                                                                                 -------
Transportation -- 1.2%
  Railroads -- 1.2%
  Union Pacific Corporation                                                           14             769
                                                                                                 -------
Total Common Stocks and Equity Interests
  (Identified Cost -- $37,130)                                                                    42,862
--------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 18.2%

Automobiles -- 1.2%
Ford Motor Credit Company                 6.875%             2/1/06               $  775             790
                                                                                                 -------
Banking and Finance -- 3.3%
Associates Corporation of North America   5.750%            11/1/03                  700             710
General Electric Capital Corporation      6.500%            12/10/07                 750             772
Merrill Lynch & Co., Inc.                 6.000%            11/15/04                 700             710
                                                                                                 -------
                                                                                                   2,192
                                                                                                 -------
Computers (Hardware) -- 1.1%
Hewlett-Packard Company                   7.150%            6/15/05                  700             724
                                                                                                 -------
Consumer Services -- 1.2%
Procter & Gamble Company                  6.600%            12/15/04                 800             831
                                                                                                 -------
Electronics (Semiconductors) -- 1.4%
Analog Devices Incorporated               4.750%            10/1/05                1,000             918
                                                                                                 -------
Entertainment -- 1.1%
The Walt Disney Company                   5.125%            12/15/03                 700             701
                                                                                                 -------

                                           Rate          Maturity Date          Shares/Par        Value
--------------------------------------------------------------------------------------------------------
Finance -- 1.2%
General Motors Acceptance Corporation     5.750%            11/10/03              $  775         $   783
                                                                                                 -------
Food -- 1.2%
Unilever Capital Corporation              6.875%            11/1/05                  750             777
                                                                                                 -------
Hotels and Restaurants -- 1.3%
Hilton Hotels Corp.                       5.000%            5/15/06                1,000             898
                                                                                                 -------
Machinery (Diversified) -- 0.5%
Caterpillar Financial Services
  Corporation                             6.090%             3/1/04                  325             331
                                                                                                 -------
Media -- 1.0%
Tribune Company                           6.500%            7/30/04                  700             700
                                                                                                 -------
Oil (Domestic Integrated) -- 1.1%
Conoco Inc.                               5.900%            4/15/04                  750             756
                                                                                                 -------
Retail (Specialty-Apparel) -- 1.1%
Gap Incorporated                          6.900%            9/15/07                  725             709
                                                                                                 -------
Transportation -- 0.8%
Union Pacific Corporation                 5.780%            10/15/01                 550             552
                                                                                                 -------
Waste Management -- 0.7%
Waste Management Inc.                     4.000%             2/1/02                  500             493
                                                                                                 -------
Total Corporate Bonds and Notes
  (Identified Cost -- $12,106)                                                                    12,155
--------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                           Rate          Maturity Date          Shares/Par        Value
--------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.0%

Fixed-Rate Securities -- 11.0%
Fannie Mae                                5.125%            2/13/04               $  750         $   753
Fannie Mae                                6.500%            8/15/04                  700             728
Fannie Mae                                6.770%             9/1/05                  375             392
Fannie Mae                                7.125%            2/15/05                  375             397
Federal Farm Credit Bank                  5.000%            5/10/04                  400             400
United States Treasury Notes              5.500%            2/28/03                  600             612
United States Treasury Notes              5.250%            8/15/03                1,000           1,019
United States Treasury Notes              5.250%            5/15/04                1,000           1,017
United States Treasury Notes              6.500%            5/15/05                  430             454
United States Treasury Notes              6.500%            10/15/06               1,000           1,065
United States Treasury Notes              6.000%            8/15/09                  500             525
                                                                                                 -------
                                                                                                   7,362
                                                                                                 -------
Stripped Securities -- 1.0%
United States Treasury STRIPS             0.000%            8/15/05                  200             163(B)
United States Treasury STRIPS             0.000%            11/15/05                 300             242(B)
United States Treasury STRIPS             0.000%            5/15/06                  300             235(B)
                                                                                                 -------
                                                                                                     640
                                                                                                 -------
Total U.S. Government and Agency Obligations
  (Identified Cost -- $7,868)                                                                      8,002
--------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 4.8%

Fixed-Rate Securities -- 4.8%
Government National Mortgage Association  6.000%       8/15/28 to 3/15/31          3,051           2,953
Government National Mortgage Association  7.000%            3/15/31                  260             262
                                                                                                 -------
Total U.S. Government Agency Mortgage-Backed
  Securities (Identified Cost -- $3,262)                                                           3,215
--------------------------------------------------------------------------------------------------------

                                                                                Shares/Par        Value
--------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.6%

State Street Bank & Trust Company
  2%, dated 6/29/01, to be repurchased at $400 on 7/2/01
  (Collateral: $410 Fannie Mae mortgage-backed securities,
  4.45%, due 6/25/03, value $408)                                                 $  400         $   400
                                                                                                 -------
Total Repurchase Agreements
  (Identified Cost -- $400)                                                                          400
--------------------------------------------------------------------------------------------------------
Total Investments -- 99.9% (Identified Cost -- $60,766)                                           66,634
Other Assets Less Liabilities -- 0.1%                                                                 79
                                                                                                 -------

NET ASSETS -- 100.0%                                                                             $66,713
                                                                                                 =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                   $11.26
                                                                                                 =======
  INSTITUTIONAL CLASS                                                                             $11.26
                                                                                                 =======
  FINANCIAL INTERMEDIARY CLASS                                                                    $11.25
                                                                                                 =======
--------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) STRIPS --Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
  Common Stock and Equity Interests -- 93.6%

Basic Materials -- 8.9%
  Agricultural Products -- 1.3%
  Standard Commercial Corporation                                    9                     $   150
  The Anderson's Inc.                                                6                          52
  Universal Corporation                                             25                         980
                                                                                           -------
                                                                                             1,182
                                                                                           -------
  Aluminum -- N.M.
  Commonwealth Industries, Inc.                                     11                          48
                                                                                           -------
  Chemicals -- 0.2%
  Aceto Corporation                                                  3                          33
  Georgia Gulf Corporation                                          10                         160
  Hawkins, Inc.                                                      3                          26
                                                                                           -------
                                                                                               219
                                                                                           -------
  Chemicals (Specialty) -- 1.9%
  A. Schulman, Inc.                                                 19                         258
  American Vanguard Corporation                                      1                          18
  Bairnco Corporation                                                6                          34
  Ethyl Corporation                                                 89                         120(A)
  International Specialty Products Inc.                             56                         592(A)
  NL Industries, Inc.                                               42                         579
  Quaker Chemical Corporation                                        7                         127
  USEC Inc.                                                          3                          23
                                                                                           -------
                                                                                             1,751
                                                                                           -------
  Construction Materials -- 0.8%
  Oglebay Norton Company                                             3                          87
  Texas Industries, Inc.                                            18                         616
                                                                                           -------
                                                                                               703
                                                                                           -------
  Containers and Packaging (Paper) -- 0.5%
  Mail-Well, Inc.                                                   42                         177(A)
  Northern Technologies International Corporation                    2                          12
  Rock-Tenn Company                                                 22                         268
                                                                                           -------
                                                                                               457
                                                                                           -------
  Paper and Forest Products -- 1.3%
  Baltek Corporation                                                 1                           4(A)
  BCT International, Inc.                                            3                           3(A)
  Buckeye Technologies Inc.                                         30                         425(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Basic Materials -- Continued
  Paper and Forest Products -- Continued
  FiberMark, Inc.                                                    5                     $    70(A)
  Louisiana-Pacific Corporation                                     16                         188
  Nortek, Inc.                                                       9                         275(A)
  Pope & Talbot, Inc.                                               12                         153
  Workflow Management, Inc.                                         11                          68(A)
                                                                                           -------
                                                                                             1,186
                                                                                           -------
  Steel (Producers) -- 1.7%
  AK Steel Holding Corporation                                      70                         872
  Gibraltar Steel Corporation                                       11                         210(A)
  Northwest Pipe Company                                             6                          87(A)
  Steel Dynamics, Inc.                                              31                         387(A)
                                                                                           -------
                                                                                             1,556
                                                                                           -------
  Steel Products -- 1.2%
  Commercial Metals Company                                         11                         352
  Friedman Industries, Incorporated                                  5                          15
  Niagara Corporation                                                5                          11(A)
  Quanex Corporation                                                11                         295
  Roanoke Electric Steel Corporation                                 3                          58
  Steel Technologies Inc.                                            9                          63
  Synalloy Corporation                                               2                          10
  Universal Stainless & Alloy Products, Inc.                         3                          30(A)
  Worthington Industries, Inc.                                      20                         268
                                                                                           -------
                                                                                             1,102
                                                                                           -------
Capital Goods -- 20.2%
  Aerospace/Defense -- 1.1%
  Ducommun Incorporated                                              4                          50(A)
  Kellstrom Industries, Inc.                                        10                          20(A)
  Ladish Co., Inc.                                                   9                         124(A)
  Triumph Group, Inc.                                                9                         436(A)
  Woodward Governor Company                                          4                         354
                                                                                           -------
                                                                                               984
                                                                                           -------
  Containers (Metal and Glass) -- 1.0%
  Ball Corporation                                                  14                         680
  Silgan Holdings Inc.                                              15                         263(A)
                                                                                           -------
                                                                                               943
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Electrical Equipment -- 2.9%
  ACT Manufacturing, Inc.                                           14                     $   157(A)
  A.O. Smith Corporation                                             9                         159
  American Technical Ceramics Corp.                                  7                          67(A)
  Ault Incorporated                                                  3                          14(A)
  Belden Inc.                                                        4                         102
  Boston Acoustics, Inc.                                             4                          49
  Cohu, Inc.                                                        11                         252
  Herley Industries, Inc.                                            5                          80(A)
  Koss Corporation                                                   2                          72(A)
  Lowrance Electronics, Inc.                                         2                           4(A)
  Merix Corporation                                                 12                         201(A)
  Park Electrochemical Corp.                                        13                         333
  SLI, Inc.                                                         25                         204
  Spectrum Control, Inc.                                            11                          67(A)
  Tech/Ops Sevcon, Inc.                                              1                          13
  Technitrol, Inc.                                                  26                         684
  XeTel Corporation                                                  2                           6(A)
  Zomax Incorporated                                                22                         197(A)
                                                                                           -------
                                                                                             2,661
                                                                                           -------
  Engineering and Construction -- 2.5%
  Butler Manufacturing Company                                       5                         122
  Comfort Systems USA, Inc.                                         14                          50(A)
  Dycom Industries, Inc.                                            28                         651(A)
  Encompass Services Corporation                                    54                         483(A)
  Integrated Electrical Services, Inc.                              30                         288(A)
  MasTec, Inc.                                                      35                         465(A)
  Meadow Valley Corporation                                          2                           5(A)
  Noble International, Ltd.                                          5                          31
  Perini Corporation                                                 4                          41(A)
  RailWorks Corporation                                              3                           5(A)
  URS Corporation                                                    5                         127(A)
                                                                                           -------
                                                                                             2,268
                                                                                           -------
  Machinery (Diversified) -- 1.6%
  Cascade Corporation                                                9                          87
  Columbus McKinnon Corporation                                     13                         143
  Interlott Technologies, Inc.                                       2                          11(A)
  Met-Pro Corporation                                                4                          53
  Milacron Inc.                                                     30                         467
  Pitt-Des Moines, Inc.                                              2                          76

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Machinery (Diversified) -- Continued
  Raven Industries, Inc.                                             4                     $    94
  Selas Corporation of America                                       4                          17
  Shiloh Industries, Inc.                                            4                          19(A)
  TB Wood's Corporation                                              4                          36
  Tecumseh Products Company                                          6                         282
  The Manitowoc Company, Inc.                                        7                         206
                                                                                           -------
                                                                                             1,491
                                                                                           -------
  Manufacturing (Diversified) -- 4.1%
  Actuant Corporation                                                2                          26(A)
  Allied Research Corporation                                        4                          33(A)
  Alpha Technologies Group, Inc.                                     6                          29(A)
  Ampco-Pittsburgh Corporation                                       7                          75
  Donnelly Corporation                                               3                          38
  GenCorp Inc.                                                      25                         323(A)
  Griffon Corporation                                               23                         255(A)
  Kaman Corporation                                                 18                         324
  Lawson Products, Inc.                                              6                         170
  Myers Industries, Inc.                                             6                          98
  NACCO Industries, Inc.                                             6                         476
  National Service Industries, Inc.                                 13                         300
  Penn Engineering & Manufacturing Corp. - Class A                   9                         156
  ROHN Industries, Inc.                                          0.013                       0.062(A)
  Spartech Corporation                                              16                         379
  Standex International Corporation                                  8                         193
  Terex Corporation                                                  6                         119(A)
  The First Years Inc.                                               2                          25
  The York Group, Inc.                                               3                          31(A)
  Tredegar Corporation                                              24                         456
  Trinity Industries, Inc.                                          14                         295
                                                                                           -------
                                                                                             3,801
                                                                                           -------
  Manufacturing (Specialized) -- 3.7%
  Albany International Corp.                                         5                          95(A)
  Astec Industries, Inc.                                            17                         285(A)
  BMC Industries, Inc.                                              23                         139
  Briggs & Stratton Corporation                                      7                         290
  CTS Corporation                                                   17                         338
  Fansteel Inc.                                                      5                          20(A)
  Gehl Company                                                       4                          63(A)
  Global Imaging Systems, Inc.                                       7                          70(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Capital Goods -- Continued
  Manufacturing (Specialized) -- Continued
  IKON Office Solutions, Inc.                                        1                     $    14
  JLG Industries, Inc.                                              49                         603
  Lincoln Electric Holdings, Inc.                                   22                         561
  PrimeSource Corporation                                            5                          21
  Regal-Beloit Corporation                                          13                         275
  SPS Technologies, Inc.                                             4                         194(A)
  York International Corporation                                    12                         434
                                                                                           -------
                                                                                             3,402
                                                                                           -------
  Metals -- 1.4%
  Chase Industries, Inc.                                            11                         103(A)
  General Cable Corporation                                         20                         364
  Metals USA, Inc.                                                  29                          60
  Mueller Industries Inc.                                           19                         615(A)
  Wolverine Tube, Inc.                                              10                         169(A)
                                                                                           -------
                                                                                             1,311
                                                                                           -------
  Office Equipment and Supplies -- 1.6%
  Ennis Business Forms, Inc.                                        16                         124
  New England Business Service, Inc.                                11                         202
  The Standard Register Company                                     16                         287
  United Stationers Inc.                                            24                         760(A)
  Wallace Computer Services, Inc.                                    7                         116
                                                                                           -------
                                                                                             1,489
                                                                                           -------
  Trucks and Parts -- 0.2%
  Collins Industries, Inc.                                           5                          19
  Featherlite Inc.                                                   4                           7(A)
  Supreme Industries, Inc.                                           9                          40(A)
  Wabash National Corporation                                        7                          88
                                                                                           -------
                                                                                               154
                                                                                           -------
  Waste Management -- 0.1%
  The IT Group, Inc.                                                19                         118(A)
                                                                                           -------
Consumer Cyclicals -- 30.9%
  Auto Parts and Equipment -- 3.7%
  ArvinMeritor, Inc.                                                49                         824
  Bandag, Incorporated                                               2                          55
  Bandag, Incorporated - Class A                                     4                          84
  BorgWarner, Inc.                                                   9                         432

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Auto Parts and Equipment -- Continued
  Cooper Tire & Rubber Company                                      53                     $   748
  Dura Automotive Systems, Inc.                                     12                         196(A)
  Edelbrock Corporation                                              2                          27
  Gentek, Inc.                                                      17                          92
  Hayes Lemmerz International, Inc.                                 10                          64(A)
  Intermet Corporation                                              20                         112
  Midas, Inc.                                                       13                         165
  R & B, Inc.                                                        6                          19(A)
  Standard Motor Products, Inc.                                      2                          21
  Strattec Security Corporation                                      2                          80(A)
  TBC Corporation                                                   15                         139(A)
  Tower Automotive, Inc.                                            38                         391(A)
                                                                                           -------
                                                                                             3,449
                                                                                           -------
  Building Materials -- 2.1%
  Ameron International Corporation                                   3                         174
  Centex Construction Products, Inc.                                16                         510
  Dal-Tile International Inc.                                       22                         408(A)
  NCI Building Systems, Inc.                                        15                         276(A)
  U. S. Concrete, Inc.                                              11                          85(A)
  Universal Forest Products, Inc.                                   23                         522
                                                                                           -------
                                                                                             1,975
                                                                                           -------
  Consumer (Jewelry, Novelties and Gifts) -- 1.5%
  American Greetings Corporation                                    51                         562
  Department 56, Inc.                                               12                          94(A)
  Enesco Group, Inc.                                                 8                          45(A)
  Lancaster Colony Corporation                                       9                         287
  Russ Berrie and Company, Inc.                                     14                         412
                                                                                           -------
                                                                                             1,400
                                                                                           -------
  Electrical Equipment -- 0.1%
  The Lamson & Sessions Co.                                          8                          54(A)
                                                                                           -------
  Footwear -- 0.6%
  Brown Shoe Company, Inc.                                          15                         265
  Deckers Outdoor Corporation                                        7                          29(A)
  Saucony, Inc.                                                      1                           8(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Footwear -- Continued
  Steven Madden, Ltd.                                                7                     $   130(A)
  The Stride Rite Corporation                                       13                         112
                                                                                           -------
                                                                                               544
                                                                                           -------
  Gaming, Lottery and Pari-Mutuel Companies -- 0.6%
  Black Hawk Gaming & Development Company, Inc.                      3                          30(A)
  Boyd Gaming Corporation                                           46                         265(A)
  Isle of Capri Casinos, Inc.                                       26                         243(A)
  Lakes Gaming, Inc.                                                 8                          57(A)
                                                                                           -------
                                                                                               595
                                                                                           -------
  Hardware and Tools -- 0.6%
  CompX International Inc.                                           5                          61
  Park-Ohio Holdings Corp.                                           9                          43(A)
  Q.E.P. Co., Inc.                                                   3                           9(A)
  Questron Technology, Inc.                                          6                          23(A)
  The Eastern Company                                                3                          39
  The L. S. Starrett Company                                         4                          86
  The Toro Company                                                   5                         212
  TransTechnology Corporation                                        4                          34
                                                                                           -------
                                                                                               507
                                                                                           -------
  Homebuilding -- 4.6%
  Beazer Homes USA, Inc.                                             6                         387(A)
  Crossmann Communities, Inc.                                        3                         131(A)
  Del Webb Corporation                                              14                         542(A)
  DeWolfe Companies, Inc.                                            2                          17(A)
  Dominion Homes, Inc.                                               4                          38(A)
  Grubb & Ellis Company                                             10                          53(A)
  Hovnanian Enterprises, Inc.                                       22                         313(A)
  KB HOME                                                           30                         914
  Kennedy-Wilson Incorporated                                        3                          14(A)
  M/I Schottenstein Homes, Inc.                                      6                         237
  Standard Pacific Corp.                                            23                         523
  The Ryland Group, Inc.                                            12                         582
  Trammell Crow Company                                             30                         329(A)
  Trendwest Resorts, Inc.                                            8                         193(A)
                                                                                           -------
                                                                                             4,273
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Household Furnishings and Appliances -- 1.4%
  Bassett Furniture Industries, Incorporated                        10                     $   127
  Bush Industries, Inc.                                              9                         114
  Chromcraft Revington, Inc.                                         8                          77(A)
  Falcon Products, Inc.                                              3                          24
  Fedders Corporation                                               20                         105
  Flexsteel Industries, Inc.                                         5                          61
  Furniture Brands International, Inc.                              16                         459(A)
  Interface, Inc.                                                   12                          86
  La-Z-Boy Incorporated                                              4                          66
  The Rowe Companies                                                11                          37
  U. S. Industries, Inc.                                            33                         134
                                                                                           -------
                                                                                             1,290
                                                                                           -------
  Leisure Time (Products) -- 2.2%
  Arctic Cat, Inc.                                                   5                          74
  Bally Total Fitness Holding Corporation                            6                         190(A)
  Brass Eagle Inc.                                                   6                          55(A)
  Coachmen Industries Inc.                                          12                         156
  Equity Marketing, Inc.                                             5                          60(A)
  GameTech International, Inc.                                      10                          53(A)
  Handleman Company                                                 24                         395(A)
  Huffy Corporation                                                  9                          83(A)
  JAKKS Pacific, Inc.                                               13                         236(A)
  Johnson Outdoors Inc.                                              6                          38(A)
  K2 Inc.                                                           11                         128(A)
  Koala Corporation                                                  3                          13(A)
  Monaco Coach Corporation                                           6                         202(A)
  Rexhall Industries, Inc.                                           1                           8(A)
  Steinway Musical Instruments, Inc.                                 2                          42(A)
  Sturm, Ruger & Company, Inc.                                       9                          87
  Thor Industries, Inc.                                              4                         132
  Winnebago Industries, Inc.                                         2                          52
                                                                                           -------
                                                                                             2,004
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Lodging/Hotels -- 0.6%
  MeriStar Hotels & Resorts, Inc.                                    2                     $     4(A)
  Prime Hospitality Corp.                                           43                         506(A)
  Suburban Lodges of America, Inc.                                   2                          12(A)
                                                                                           -------
                                                                                               522
                                                                                           -------
  Publishing -- 0.1%
  Courier Corporation                                                2                          61
                                                                                           -------
  Retail (Building Supplies) -- 0.8%
  Building Materials Holding Corporation                            12                         184(A)
  Hughes Supply, Inc.                                               20                         473
  Tractor Supply Company                                             7                         118(A)
                                                                                           -------
                                                                                               775
                                                                                           -------
  Retail (Computers and Electronics) -- 0.2%
  REX Stores Corporation                                             6                         148(A)
                                                                                           -------
  Retail (Department Stores) -- 0.1%
  Gottschalks Inc.                                                  11                          36(A)
  The Bon-Ton Stores, Inc.                                          10                          31(A)
                                                                                           -------
                                                                                                67
                                                                                           -------
  Retail (Discounters) -- 0.2%
  Duckwall-ALCO Stores, Inc.                                         4                          28(A)
  ShopKo Stores, Inc.                                               24                         175(A)
                                                                                           -------
                                                                                               203
                                                                                           -------
  Retail (Home Shopping) -- 0.5%
  Blair Corporation                                                  7                         111
  PC Connection, Inc.                                               21                         328
  Spiegel, Inc.                                                      5                          52
                                                                                           -------
                                                                                               491
                                                                                           -------
  Retail (Specialty-Apparel) -- 0.9%
  Burlington Coat Factory Warehouse Corporation                      4                          82
  Charming Shoppes, Inc.                                            20                         121(A)
  S&K Famous Brands, Inc.                                            3                          33(A)
  The Buckle, Inc.                                                   3                          58
  The Cato Corporation                                              13                         250
  Wilsons The Leather Experts Inc.                                  15                         269(A)
                                                                                           -------
                                                                                               813
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty) -- 2.9%
  A.C. Moore Arts & Crafts, Inc.                                     5                     $    76(A)
  Brookstone, Inc.                                                   7                         126(A)
  Cache, Inc.                                                        2                           8(A)
  CSK Auto Corporation                                              24                         198
  Discount Auto Parts, Inc.                                         14                         155(A)
  Finlay Enterprises, Inc.                                           9                          99(A)
  First Cash, Inc.                                                   7                          50(A)
  Friedman's, Inc.                                                  13                         144
  Gart Sports Company                                                4                          95(A)
  Hancock Fabrics, Inc.                                              5                          46
  Haverty Furniture Companies, Inc.                                 10                         152
  Jo-Ann Stores, Inc.                                                6                          22(A)
  Lithia Motors, Inc.                                                7                         119(A)
  MarineMax, Inc.                                                   13                         116(A)
  Rush Enterprises, Inc.                                             5                          26(A)
  Sharper Image Corporation                                          5                          49(A)
  Shoe Carnival, Inc.                                                4                          49(A)
  Shoe Pavilion, Inc.                                                5                           5(A)
  Travis Boats & Motors, Inc.                                        1                           4(A)
  Ugly Duckling Corporation                                          8                          35(A)
  United Auto Group, Inc.                                           12                         212(A)
  Zale Corporation                                                  25                         856(A)
                                                                                           -------
                                                                                             2,642
                                                                                           -------
  Services (Advertising/Marketing) -- N.M.
  Opinion Research Corporation                                       5                          29(A)
                                                                                           -------
  Services (Commercial and Consumer) -- 4.8%
  Ag Services of America, Inc.                                       3                          43(A)
  Amerco                                                            11                         248(A)
  Capital Senior Living Corporation                                 14                          21(A)
  Central Garden & Pet Company                                      21                         175(A)
  Charles River Associates Incorporated                              8                         136(A)
  Children's Comprehensive Services, Inc.                            5                          25(A)
  Cornell Companies, Inc.                                            6                          84(A)
  CPI Corp.                                                          5                         130
  Dollar Thrifty Automotive Group, Inc.                             21                         494(A)
  Exponent, Inc.                                                     3                          37(A)
  Horizon Health Corporation                                         4                          52(A)
  Insurance Auto Auctions, Inc.                                      8                         127

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Services (Commercial and Consumer) -- Continued
  Interpool, Inc.                                                   20                     $   306(A)
  Lennox International Inc.                                          8                          88
  McGrath Rentcorp                                                  10                         251
  National Equipment Services, Inc.                                 21                          56(A)
  NCH Corporation                                                    5                         199
  OrthAlliance, Inc.                                                11                          34(A)
  Refac                                                              3                           7(A)
  Schlotzsky's, Inc.                                                 5                          28(A)
  StarTek, Inc.                                                      8                         188(A)
  Stewart Enterprises, Inc.                                         77                         563(A)
  Sylvan, Inc.                                                       3                          33(A)
  The Source Information Management Company                         15                          82(A)
  Thomas Group, Inc.                                                 3                          17(A)
  Traffix, Inc.                                                     19                          65(A)
  United Rentals, Inc.                                              22                         576(A)
  XTRA Corporation                                                   7                         362(A)
                                                                                           -------
                                                                                             4,427
                                                                                           -------
  Textiles -- N.M.
  Dan River Inc.                                                    17                          45(A)
                                                                                           -------
  Textiles (Apparel) -- 2.2%
  Cherokee Inc.                                                      4                          36(A)
  Cutter & Buck Inc.                                                 9                          47(A)
  Decorator Industries, Inc.                                         2                           7
  Garan, Incorporated                                                4                         126
  Gerber Childrenswear, Inc.                                         1                           5
  Haggar Corp.                                                       6                          57
  Hartmarx Corporation                                               4                          10(A)
  Jones Apparel Group, Inc.                                          1                          31(A)
  Jos. A. Bank Clothiers, Inc.                                       5                          25(A)
  Kellwood Company                                                  20                         455
  Nautica Enterprises, Inc.                                         17                         349(A)
  OshKosh B'Gosh, Inc.                                               7                         233
  Oxford Industries, Inc.                                            6                         134
  Perry Ellis International, Inc.                                    6                          45(A)
  Sport-Haley, Inc.                                                  3                           9(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Textiles (Apparel) -- Continued
  Superior Uniform Group Inc.                                        1                     $    13
  Tandy Brands Accessories, Inc.                                     3                          18(A)
  Tropical Sportswear Int'l. Corporation                             8                         156(A)
  UniFirst Corporation                                              12                         236
                                                                                           -------
                                                                                             1,992
                                                                                           -------
  Textiles (Home Furnishings) -- 0.2%
  Springs Industries, Inc.                                           4                         154
                                                                                           -------
Consumer Staples -- 5.9%
  Beverages (Alcoholic) -- N.M.
  Todhunter International, Inc.                                      2                          16(A)
                                                                                           -------
  Distributors (Food and Health) -- 0.7%
  Allou Health & Beauty Care, Inc.                                   5                          20(A)
  D & K Healthcare Resources, Inc.                                   3                          99
  Herbalife International, Inc.                                     17                         168
  Nash-Finch Company                                                 5                         123
  Nu Skin Enterprises, Inc.                                         23                         195
  Suprema Specialties, Inc.                                          5                          71(A)
                                                                                           -------
                                                                                               676
                                                                                           -------
  Entertainment -- 0.1%
  Movie Gallery, Inc.                                                4                          65(A)
                                                                                           -------
  Food -- 0.2%
  John B. Sanfilippo & Son, Inc.                                     5                          24(A)
  Pilgrim's Pride Corporation                                        9                         112
  Pilgrim's Pride Corporation - Class A                              5                          47
                                                                                           -------
                                                                                               183
                                                                                           -------
  Household Products (Non-Durables) -- 0.3%
  CPAC, Inc.                                                         4                          23
  Craftmade International, Inc.                                      3                          30
  Stepan Company                                                     7                         191
                                                                                           -------
                                                                                               244
                                                                                           -------
  Housewares -- 0.5%
  American Biltrite, Inc.                                            3                          35
  Applica Incorporated                                               8                          60(A)
  Associated Materials Incorporated                                  1                          19

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Housewares -- Continued
  Channell Commercial Corporation                                    5                     $    31(A)
  Foamex International Incorporated                                 13                          96(A)
  Ivex Packaging Corporation                                         4                          82(A)
  Oneida Ltd.                                                        5                         100
  Royal Appliance Mfg. Co.                                           5                          28(A)
  Summa Industries                                                   3                          29(A)
                                                                                           -------
                                                                                               480
                                                                                           -------
  Personal Care -- 0.5%
  Elizabeth Arden, Inc.                                             10                         254(A)
  Nature's Sunshine Products, Inc.                                  13                         158
                                                                                           -------
                                                                                               412
                                                                                           -------
  Restaurants -- 0.8%
  Ark Restaurants Corp.                                              3                          25(A)
  Dave & Busters, Inc.                                              11                          92(A)
  ELXSI Corporation                                                  3                          20(A)
  Fresh Choice Incorporated                                          2                           6(A)
  Garden Fresh Restaurant Corp.                                      5                          37(A)
  NPC International, Inc.                                           12                         133(A)
  PJ America, Inc.                                                   4                          35(A)
  Ryan's Family Steak Houses, Inc.                                  30                         361(A)
  Uno Restaurant Corporation                                         3                          32(A)
                                                                                           -------
                                                                                               741
                                                                                           -------
  Retail (Food Chains) -- 0.1%
  Marsh Supermarkets, Inc.                                           3                          50
                                                                                           -------
  Services -- 0.1%
  Correctional Services Corporation                                  7                          16(A)
  Healthcare Services Group, Inc.                                    8                          53(A)
                                                                                           -------
                                                                                                69
                                                                                           -------
  Services (Employment) -- 1.2%
  Butler International, Inc.                                         7                          21(A)
  CDI Corp.                                                         14                         240(A)
  General Employment Enterprises, Inc.                               4                           9
  Hall, Kinion & Associates, Inc.                                    5                          39(A)
  Headway Corporate Resources, Inc.                                  5                           5(A)
  Kelly Services, Inc.                                               4                         102
  Personal Group of America, Inc.                                   20                          27(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Services (Employment) -- Continued
  RCM Technologies, Inc.                                            10                     $    47(A)
  RemedyTemp, Inc.                                                   5                          67(A)
  Spherion Corporation                                              53                         473(A)
  Volt Information Sciences, Inc.                                    3                          59(A)
  Westaff, Inc.                                                     12                          39(A)
                                                                                           -------
                                                                                             1,128
                                                                                           -------
  Specialty Printing -- 1.1%
  Cadmus Communications Corporation                                 10                         113
  Consolidated Graphics, Inc.                                       12                         199(A)
  John H. Harland Company                                           10                         229
  Media Arts Group, Inc.                                             9                          22(A)
  Outlook Group Corp.                                                3                          14(A)
  The Topps Company, Inc.                                           39                         450(A)
                                                                                           -------
                                                                                             1,027
                                                                                           -------
  Tobacco -- 0.3%
  Schweitzer-Mauduit International, Inc.                            12                         281
                                                                                           -------
Energy -- 2.8%
  Oil (International Integrated) -- 0.6%
  Holly Corporation                                                  6                         228
  Tesoro Petroleum Corporation                                      26                         328(A)
                                                                                           -------
                                                                                               556
                                                                                           -------
  Oil and Gas (Exploration and Production) -- 2.2%
  Adams Resources & Energy                                           3                          36
  Berry Petroleum Company                                           18                         262
  Callon Petroleum Company                                          15                         179(A)
  Clayton Williams Energy, Inc.                                      8                         132(A)
  Comstock Resources, Inc.                                          25                         252(A)
  EnergySouth, Inc.                                                  3                          59
  Equity Oil Company                                                11                          32(A)
  Giant Industries, Inc.                                             8                          67(A)
  MarkWest Hydrocarbon, Inc.                                         7                          52(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Energy -- Continued
  Oil and Gas (Exploration and Production) -- Continued
  Mercury Air Group, Inc.                                            6                     $    38(A)
  Mission Resources Corporation                                     12                          80(A)
  Penn Virginia Corporation                                          6                         207
  Prize Energy Corporation                                           9                         164(A)
  The Meridian Resource Corporation                                 40                         288(A)
  3TEC Energy Corporation                                            5                          94(A)
  World Fuel Services Corporation                                    9                         102
                                                                                           -------
                                                                                             2,044
                                                                                           -------
Financials -- 11.6%
  Banks (Major Regional) -- 4.1%
  ABC Bancorp                                                        3                          30
  Allegiant Bancorp, Inc.                                            4                          50
  AmeriServ Financial, Inc.                                         10                          51
  Arrow Financial Corporation                                        3                          76
  BancFirst Ohio Corp.                                               3                          67
  Bank of the Ozarks, Inc.                                           3                          64
  BYL Bancorp                                                        2                          30(A)
  California First National Bancorp                                  6                          77
  Capital Crossing Bank                                              3                          56(A)
  Community Bank System, Inc.                                        5                         126
  Community Trust Bancorp, Inc.                                      1                          31
  Corrus Bankshares, Inc.                                            6                         386
  Fidelity National Corporation                                      6                          42
  First Citizens Bancshares Inc.                                     6                         608
  First Oak Brook Bancshares, Inc.                                   2                          36
  1st Source Corporation                                            14                         400
  First United Corporation                                           2                          32
  GBC Bancorp                                                       10                         283
  Granite State Bankshares, Inc.                                   0.4                           9
  Hamilton Bancorp Inc.                                              9                          60(A)
  International Bancshares Corporation                               8                         315

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Banks (Major Regional) -- Continued
  --Merchants Bancshares, Inc.                                       3                     $    86
  National City Bancorporation                                       7                         198(A)
  Pacific Crest Capital, Inc.                                        2                          40
  Republic First Bancorp, Inc.                                       1                           5(A)
  Simmons First National Corporation                                 4                         140
  The Trust Company of New Jersey                                   13                         307
  Three Rivers Bancorp, Inc.                                         5                          56
  Yardville National Bancorp                                         6                          88
                                                                                           -------
                                                                                             3,749
                                                                                           -------
  Consumer Finance -- 0.5%
  Advanta Corp.                                                     13                         211
  American Business Financial Services, Inc.                         1                          14
  Credit Acceptance Corporation                                     10                          75(A)
  Onyx Acceptance Corporation                                        5                          25(A)
  Union Acceptance Corporation                                       1                           6(A)
  World Acceptance Corporation                                      16                         145(A)
                                                                                           -------
                                                                                               476
                                                                                           -------
  Financial (Diversified) -- 0.5%
  DVI, Inc.                                                         10                         174(A)
  LandAmerica Financial Group, Inc.                                  4                         128
  New Century Financial Corporation                                 13                         132(A)
                                                                                           -------
                                                                                               434
                                                                                           -------
  Insurance Brokers -- 0.1%
  Healthcare Recoveries, Inc.                                        8                          43(A)
  Interstate National Dealer Services, Inc.                          3                          17(A)
                                                                                           -------
                                                                                                60
                                                                                           -------
  Insurance (Life/Health) -- 2.1%
  AmerUs Group Co.                                                  22                         780
  Cotton States Life Insurance Company                               4                          42
  Delphi Financial Group, Inc.                                      14                         550
  National Western Life Insurance Company                            3                         283(A)
  Presidential Life Corporation                                     10                         222
  Standard Management Corporation                                    5                          31(A)
                                                                                           -------
                                                                                             1,908
                                                                                           -------
  Insurance (Property/Casualty) -- 1.7%
  Atlantic American Corporation                                      1                           2(A)
  Bancinsurance Corporation                                          2                          12(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Property/Casualty) -- Continued
  Donegal Group Inc. - Class A                                       4                     $    54
  Donegal Group Inc. - Class B                                       2                          24
  Merchants Group, Inc.                                              1                          21
  Philadelphia Consolidated Holding Corp.                            4                         139(A)
  SCPIE Holdings Inc.                                                3                          69(A)
  State Auto Financial Corporation                                   3                          49
  The Commerce Group, Inc.                                          26                         960
  The Midland Company                                                5                         240
  Vesta Insurance Group, Inc.                                        4                          42
                                                                                           -------
                                                                                             1,612
                                                                                           -------
  Investment Banking/Brokerage -- 0.4%
  M. H. Meyerson & Co. , Inc.                                        6                           7(A)
  Southwest Securities Group, Inc.                                  14                         280
  Stifel Financial Corp.                                             4                          52(A)
                                                                                           -------
                                                                                               339
                                                                                           -------
  Investment Management -- N.M.
  American Physicians Service Group, Inc.                            2                           4(A)
                                                                                           -------
  Savings and Loan Companies -- 2.2%
  Abington Bancorp, Inc.                                             1                          19
  Alliance Bancorp of New England, Inc.                              1                          12
  Banner Corporation                                                 1                          29
  Camco Financial Corporation                                        1                          17
  Dime Community Bancshares                                          3                          88
  First Bell Bancorp, Inc.                                           3                          45
  First Defiance Financial Corp.                                     6                          86
  First Essex Bancorp, Inc.                                          2                          54
  First Federal Bankshares Inc.                                      1                          13
  First Mutual Bancshares, Inc.                                      2                          22
  Flagstar Bancorp, Inc.                                             9                         196
  GA Financial, Inc.                                                 4                          55
  Hawthorne Financial Corporation                                    4                          65(A)
  IBERIABANK Corporation                                             5                         139
  ITLA Capital Corporation                                           5                          88(A)
  Jacksonville Bancorp, Inc.                                         2                          31
  Local Financial Corporation                                        2                          26(A)
  MAF Bancorp, Inc.                                                  5                         150
  Matrix Bancorp, Inc.                                               2                          16(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Savings and Loan Companies -- Continued
  MetroWest Bank                                                     4                     $    46
  Parkvale Financial Corporation                                     5                         113
  PennFed Financial Services, Inc.                                   3                          65
  People's Bancshares, Inc.                                          3                          45
  PFF Bancorp, Inc.                                                  9                         217
  Progress Financial Corporation                                     5                          39
  St. Francis Capital Corporation                                    3                          72
  Sterling Financial Corporation                                     7                         101(A)
  Timberland Bancorp, Inc.                                           3                          38
  WSFS Financial Corporation                                         9                         153
                                                                                           -------
                                                                                             2,040
                                                                                           -------
Health Care -- 1.0%
  Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
  Chattem, Inc.                                                      5                          57(A)
  Hi-Tech Pharmacal Co., Inc.                                        2                          22(A)
  USANA, Inc.                                                        3                           5(A)
                                                                                           -------
                                                                                                84
                                                                                           -------
  Health Care (Long-Term Care) -- 0.2%
  Prime Medical Services, Inc.                                      14                          61(A)
  Radiologix, Inc.                                                  15                          46(A)
  Res-Care, Inc.                                                    16                         130(A)
                                                                                           -------
                                                                                               237
                                                                                           -------
  Health Care (Managed Care) -- 0.3%
  PacifiCare Health Systems, Inc.                                   15                         239(A)
                                                                                           -------
  Health Care (Medical Products and Supplies) -- 0.4%
  Candela Corporation                                                9                          60(A)
  Del Global Technologies Corp.                                      1                           2(A)
  Lakeland Industries, Inc.                                          1                           7(A)
  Medical Action Industries Inc.                                     4                          32(A)
  Minntech Corporation                                               2                          19
  Ocular Sciences, Inc.                                              5                         130(A)
  Rehabilicare Inc.                                                  2                           7(A)
  Sola International Inc.                                            5                          72(A)
  Utah Medical Products, Inc.                                        1                          12(A)
                                                                                           -------
                                                                                               341
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Specialized Services) -- N.M.
  Curative Health Services, Inc.                                     7                     $    43(A)
                                                                                           -------
Technology -- 7.0%
  Communications Equipment -- 0.6%
  Audiovox Corporation                                              17                         191(A)
  Blonder Tongue Laboratories, Inc.                                  7                          26(A)
  Brightpoint, Inc.                                                 48                         140(A)
  Cobra Electronics Corporation                                      3                          27(A)
  Cognitronics Corporation                                           4                          24(A)
  LoJack Corporation                                                 6                          33(A)
  Radyne ComStream Inc.                                             13                          69(A)
  XETA Technologies Inc.                                             1                           3(A)
                                                                                           -------
                                                                                               513
                                                                                           -------
  Computers (Peripherals) -- 0.7%
  Iomega Corporation                                               208                         497(A)
  Printronix, Inc.                                                   4                          21(A)
  Rainbow Technologies, Inc.                                        22                         122(A)
                                                                                           -------
                                                                                               640
                                                                                           -------
  Computers (Software/Services) -- 0.8%
  Answerthink Inc.                                                  26                         261(A)
  Avant! Corporation                                                24                         322(A)
  Deltek Systems, Inc.                                              14                          96(A)
  Group 1 Software, Inc.                                             2                          29(A)
  IKOS Systems, Inc.                                                 3                          23(A)
                                                                                           -------
                                                                                               731
                                                                                           -------
  Electronics (Component Distributors) -- 1.1%
  All American Semiconductor, Inc.                                   4                          21(A)
  Jaco Electronics, Inc.                                             4                          22
  Nu Horizons Electronics Corp.                                     14                         131(A)
  Pioneer-Standard Electronics, Inc.                                27                         343
  Richardson Electronics, Ltd.                                       9                         119
  TESSCO Technologies Incorporated                                   4                          54(A)
  WESCO International, Inc.                                         34                         307(A)
                                                                                           -------
                                                                                               997
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Technology -- Continued
  Electronics (Instrumentation) -- 0.5%
  Hurco Companies, Inc.                                              4                     $    12(A)
  inTEST Corporation                                                 6                          35(A)
  K-Tron International, Inc.                                         2                          26(A)
  Mesa Laboratories, Inc.                                            2                           8(A)
  Methode Electronics, Inc.                                         27                         235
  MKS Instruments, Inc.                                              5                         150(A)
                                                                                           -------
                                                                                               466
                                                                                           -------
  Electronics (Semiconductors) -- 1.0%
  Diodes Incorporated                                                6                          55(A)
  ESS Technology, Inc.                                              27                         289(A)
  General Semiconductor, Inc.                                       32                         336(A)
  Silicon Storage Technology, Inc.                                  20                         204(A)
                                                                                           -------
                                                                                               884
                                                                                           -------
  Equipment (Semiconductors) -- 2.0%
  Asyst Technologies, Inc.                                          29                         387(A)
  BTU International, Inc.                                            4                          23(A)
  Electroglas, Inc.                                                  5                          89(A)
  Kulicke and Soffa Industries, Inc.                                22                         372(A)
  Semitool, Inc.                                                    18                         220(A)
  Varian Semiconductor Equipment Associates, Inc.                   18                         739(A)
                                                                                           -------
                                                                                             1,830
                                                                                           -------
  Photography/Imaging -- N.M.
  Polaroid Corporation                                               3                           6
                                                                                           -------
  Services (Computer Systems) -- 0.3%
  CompuCom Systems, Inc.                                            37                         101(A)
  Manchester Technologies, Inc.                                      7                          18(A)
  Pomeroy Computer Resources, Inc.                                  11                         160(A)
  Software Spectrum, Inc.                                            3                          34(A)
                                                                                           -------
                                                                                               313
                                                                                           -------
Transportation -- 4.3%
  Air Freight -- 0.6%
  Air Methods Corporation                                            3                          10(A)
  AirNet Systems, Inc.                                               9                          59(A)
  Atlas Air Worldwide Holdings, Inc.                                26                         374(A)
  Navigant International, Inc.                                       6                          81(A)
                                                                                           -------
                                                                                               524
                                                                                           -------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Transportation -- Continued
  Airlines -- 0.6%
  America West Holdings Corporation                                 32                     $   319(A)
  Frontier Airlines, Inc.                                           22                         268(A)
  Mesaba Holdings, Inc.                                              1                          13(A)
  Midway Airlines Corporation                                        2                           7(A)
                                                                                           -------
                                                                                               607
                                                                                           -------
  Railroads -- 0.6%
  Genesee & Wyoming Inc.                                             4                          85(A)
  The Greenbrier Companies, Inc.                                    12                         113
  Wabtec Corporation                                                23                         344
  Wisconsin Central Transportation Corporation                       1                          10(A)
                                                                                           -------
                                                                                               552
                                                                                           -------
  Truckers -- 2.5%
  Arkansas Best Corporation                                         14                         327(A)
  Arnold Industries, Inc.                                           19                         360
  Old Dominion Freight Line, Inc.                                    5                          51(A)
  P.A.M. Transportation Services, Inc.                               6                          58(A)
  Roadway Express, Inc.                                             16                         385
  Transport Corporation of America, Inc.                             5                          31(A)
  U.S. Xpress Enterprises, Inc.                                      5                          33(A)
  USA Truck, Inc.                                                    4                          27(A)
  USFreightways Corporation                                         22                         649
  Yellow Corporation                                                20                         378(A)
                                                                                           -------
                                                                                             2,299
                                                                                           -------
Utilities -- 1.0%
  Electric Companies -- 1.0%
  Avista Corporation                                                37                         739
  Maine Public Service Company                                       1                          35
  Public Service Company of New Mexico                               5                         167
                                                                                           -------
                                                                                               941
                                                                                           -------
Total Common Stock and Equity Interests (Identified Cost -- $76,118)                        86,127
--------------------------------------------------------------------------------------------------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.8%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $2,680 on
  7/2/01 (Collateral: $2,669 Freddie Mac mortgage-backed
  securities, 6.478%, due 12/1/28, value $2,747)                $2,679                     $ 2,679
J.P. Morgan Chase & Co., Inc.
  4.05%, dated 6/29/01, to be repurchased at $2,680 on
  7/2/01 (Collateral: $2,720 Fannie Mae Note, 4.75%, due
  3/15/04, value $2,742)                                         2,679                       2,679
                                                                                           -------
Total Repurchase Agreements (Identified Cost -- $5,358)                                      5,358
--------------------------------------------------------------------------------------------------
Total Investments -- 99.4% (Identified Cost -- $81,476)                                     91,485
Other Assets Less Liabilities -- 0.6%                                                          577
                                                                                           -------
NET ASSETS -- 100.0%                                                                       $92,062
                                                                                           =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                             $10.46
                                                                                           =======
  INSTITUTIONAL CLASS                                                                       $10.76
                                                                                           =======
--------------------------------------------------------------------------------------------------


(A)     Non-income producing.

N.M. -- Not meaningful.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Financial Services Fund

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.9%
Consumer Staples -- 2.1%
  Food -- 1.0%
  Riviana Foods, Inc.                                               13                     $   243
  Wm. Wrigley Jr. Company                                            8                         356
                                                                                           -------
                                                                                               599
                                                                                           -------
  Retail (Drug Stores) -- 1.1%
  CVS Corporation                                                   10                         386
  Walgreen Co.                                                       9                         307
                                                                                           -------
                                                                                               693
                                                                                           -------
Energy -- 6.2%
  Oil and Gas (Drilling and Equipment) -- 1.2%
  Nabors Industries, Inc.                                            9                         335(A)
  National-Oilwell, Inc.                                            15                         402(A)
                                                                                           -------
                                                                                               737
                                                                                           -------
  Oil and Gas (Exploration and Production) -- 5.0%
  Alberta Energy Company Ltd.                                       12                         495
  Anadarko Petroleum Corporation                                     7                         362
  Apache Corporation                                                 9                         457
  Devon Energy Corporation                                           7                         367
  EOG Resources Inc.                                                10                         355
  Louis Dreyfus Natural Gas Corp.                                   18                         610(A)
  Swift Energy Company                                              12                         362(A)
                                                                                           -------
                                                                                             3,008
                                                                                           -------
Financials -- 77.3%
  Banking -- 21.6%
  Cascade Bancorp                                                   54                         610
  Centennial Bancorp                                                11                          91(A)
  CoBiz Inc.                                                        16                         364
  Commerce Bancshares, Inc.                                         23                         849
  Greater Bay Bancorp                                               27                         674
  Marshall & Ilsley Corporation                                     13                         701
  Mercantile Bankshares Corporation                                  9                         333
  Mid-State Bancshares                                              40                         729
  Mississippi Valley Bancshares, Inc.                                8                         319
  North Fork Bancorporation, Inc.                                   46                       1,426
  Pacific Capital Bancorp                                           18                         533
  Pacific Century Financial Corporation                             25                         645
  Seacoast Banking Corporation of Florida                           12                         420

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Banking -- Continued
  Southwest Bancorporation of Texas, Inc.                           25                     $   755(A)
  TCF Financial Corporation                                         25                       1,158
  Texas Regional Bancshares, Inc.                                   30                       1,209
  UCBH Holdings, Inc.                                               24                         728
  Wilmington Trust Corporation                                      11                         658
  Zions Bancorporation                                              15                         885
                                                                                           -------
                                                                                            13,087
                                                                                           -------
  Banks (Major Regional) -- 23.4%
  Bank of the Northwest                                             20                         299
  Banknorth Group, Inc.                                             40                         906
  BB&T Corporation                                                  30                       1,101
  City National Corporation                                         25                       1,107
  Columbia Bancorp                                                  10                         131
  Comerica Incorporated                                             15                         864
  Cullen/Frost Bankers, Inc.                                        27                         897
  Fifth Third Bancorp                                               20                       1,201
  M&T Bank Corporation                                              13                         981
  National City Corporation                                         20                         616
  National Commerce Financial Corporation                           35                         853
  Northern Trust Corporation                                        17                       1,062
  Northrim Bank                                                     40                         556
  State Street Corporation                                          18                         891
  Sterling Bancshares, Inc.                                         25                         480
  SunTrust Banks, Inc.                                              13                         842
  U.S. Bancorp                                                      22                         490
  Wells Fargo Company                                               20                         930
                                                                                           -------
                                                                                            14,207
                                                                                           -------
  Consumer Finance -- 0.9%
  Countrywide Credit Industries, Inc.                               12                         551
                                                                                           -------
  Financial (Diversified) -- 4.8%
  Citigroup Inc.                                                    19                       1,004
  Financial Federal Corporation                                     15                         434(A)
  J.P. Morgan Chase & Co.                                           10                         446
  USA Education Inc.                                                14                       1,022
                                                                                           -------
                                                                                             2,906
                                                                                           -------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- 12.1%
  American General Corporation                                      20                     $   929
  Jefferson-Pilot Corporation                                       17                         834
  John Hancock Financial Services, Inc.                             22                         886
  Lincoln National Corporation                                      17                         882
  Manulife Financial Corporation                                    33                         921
  Nationwide Financial Services, Inc.                               15                         655
  Protective Life Corporation                                       20                         687
  Sun Life Financial Services of Canada                             40                         950
  UnumProvident Corporation                                         18                         578
                                                                                           -------
                                                                                             7,322
                                                                                           -------
  Insurance (Multi-Line) -- 2.7%
  American International Group, Inc.                                10                         860
  StanCorp Financial Group, Inc.                                    17                         806
                                                                                           -------
                                                                                             1,666
                                                                                           -------
  Insurance (Property/Casualty) -- 1.4%
  Philadelphia Consolidated Holding Corp.                           25                         869(A)
                                                                                           -------
  Investment Banking/Brokerage -- 2.3%
  Tremont Advisers Incorporated                                     20                         400(A)
  Tucker Anthony Sutro Corporation                                  15                         330
  Waddell & Reed Financial, Inc.                                    20                         635
                                                                                           -------
                                                                                             1,365
                                                                                           -------
  Investment Management -- 3.8%
  Affiliated Managers Group, Inc.                                   15                         922(A)
  Federated Investors, Inc.                                         20                         644
  T. Rowe Price Group Inc.                                          20                         748
                                                                                           -------
                                                                                             2,314
                                                                                           -------
  Savings and Loan Companies -- 4.3%
  Harbor Florida Bancshares, Inc.                                   40                         766
  Pacific Northwest Bancorp                                         20                         500
  Washington Mutual, Inc.                                           36                       1,352
                                                                                           -------
                                                                                             2,618
                                                                                           -------
Health Care -- 3.3%
  Health Care (Diversified) -- 0.7%
  Johnson & Johnson                                                  8                         400
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Drugs/Major Pharmaceuticals) -- 2.1%
  Elan Corporation plc - ADR                                         8                     $   457(A)
  Eli Lilly & Company                                                4                         296
  Pfizer Inc.                                                       13                         505
                                                                                           -------
                                                                                             1,258
                                                                                           -------
  Health Care (Specialized Services) -- 0.5%
  Hooper Holmes, Inc.                                               30                         307
                                                                                           -------
Technology -- 9.0%
  Computers (Hardware) -- 1.1%
  International Business Machines Corporation                        6                         678
                                                                                           -------
  Computers (Software/Services) -- 1.9%
  Jack Henry & Associates, Inc.                                     37                       1,147
                                                                                           -------
  Services (Data Processing) -- 6.0%
  Concord EFS, Inc.                                                 12                         624
  DST Systems, Inc.                                                 14                         738(A)
  Fiserv, Inc.                                                      20                       1,279(A)
  The BISYS Group, Inc.                                             17                       1,003(A)
                                                                                           -------
                                                                                             3,644
                                                                                           -------
Total Common Stock and Equity Interests (Identified Cost -- $47,694)                        59,376
--------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be purchased at $1,318 on
  7/2/01 (Collateral: $1,320 Fannie Mae mortgage-backed
  securities, 6.764% due 3/1/33, value $1,345)                  $1,318                     $ 1,318
                                                                                           -------
Total Repurchase Agreements (Identified Cost -- $1,318)                                      1,318
--------------------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified Cost -- $49,012)                                    60,694
Other Assets Less Liabilities -- (0.1)%                                                        (43)
                                                                                           -------

NET ASSETS -- 100.0%                                                                       $60,651
                                                                                           =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                             $11.92
                                                                                           =======
  CLASS A                                                                                   $12.16
                                                                                           =======

MAXIMUM OFFERING PRICE PER SHARE:

  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
    OFFERING PRICE)                                                                         $12.77
                                                                                           =======
--------------------------------------------------------------------------------------------------


(A)    Non-income producing.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                       SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
American Leading Companies Trust                    Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                       TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
International Equity Trust                          Investment Grade Income Portfolio
Emerging Markets Trust                              High Yield Portfolio
Europe Fund

TAX-FREE BOND FUNDS:                                MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                      U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                  Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust             Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]

Investment Manager
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust, U.S. Small-Cap Value Trust,
 and Financial Services Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
For American Leading Companies Trust:
   Legg Mason Funds Management, Inc.
   Baltimore, MD

For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

For U.S. Small-Cap Value Trust:
   Brandywine Asset Management, Inc.
   Wilmington, DE

For Financial Services Fund:
   Gray, Seifert & Co., Inc.
   New York, NY

Board of Directors
John F. Curley, Jr., Chairman
Edward A. Taber, III, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-013
2/01